As Filed with The Securities and Exchange Commission on December 20, 1995.

                                                               File Nos. 2-10659
                                                                          811-93

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No. 87                                              X

                                      and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No. 26                                                             X

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)
                      ------------------------------------
              (formerly named Keystone Custodian Fund, Series B-2)
               (Exact name of Registrant as specified in Charter)


             200 Berkeley Street, Boston, Massachusetts 02116-5034
             -----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


     Registrant's Telephone Number, including Area Code: (617) 338-3200

     Rosemary D. Van Antwerp, Esq., 200 Berkeley Street, Boston,
     -----------------------------------------------------------
                            Massachusetts 02116-5034
                    (Name and Address of Agent for Service)


  It is proposed that this filing will become effective:

   X   immediately upon filing pursuant to paragraph (b)

       on (date) pursuant to paragraph (b)

       60 days after filing pursuant to paragraph (a)(1)

       on (date) pursuant to paragraph (a)(1)

       75 days after filing pursuant to paragraph (a)(2)

       on (date) pursuant to  paragraph (a)(2) of Rule 485.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
        ----------------------------------------------------------------
                             Proposed     Proposed
Title of                     Maximum      Maximum
Securities     Amount        Offering     Aggregate    Amount of
Being          Being         Price Per    Offering     Registration
Registered     Registered    Unit*        Price**      Fee
--------------------------------------------------------------------------------
Shares of      14,905,409       $15.35     $289,992        $100
$1.00
Par Value
--------------------------------------------------------------------------------

 * Computed under Rule 457(d) on the basis of the offering price per share at the close of business on December 13, 1995.


** The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940. 14,886,517 shares of the Fund were redeemed during its fiscal year ended August 31, 1995. Of such shares, none were used for a reduction pursuant to Rule 24f-2(c).

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite number of its securities under the Securities Act of 1933. A Rule 24f-2 Notice for Registrant's most recent fiscal year ended August 31, 1995 was filed on October 24, 1995.

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)


                                  CONTENTS OF
                        POST-EFFECTIVE AMENDMENT NO. 87
                                       to
                             REGISTRATION STATEMENT

              This Post-Effective Amendment No. 87 to Registration
         Statement No. 2-10659/811-93 consists of the following pages, items of information and documents:


                                The Facing Sheet

                               The Contents Page

                           The Cross-Reference Sheet

                                     PART A
                                     ------
                                   Prospectus

                                     PART B
                                     ------
                      Statement of Additional Information

                                     PART C
                                     ------
               PART C - OTHER INFORMATION - ITEMS 24(a) and 24(b)

                              Financial Statements

                          Independent Auditors' Report

                              Listing of Exhibits

          PART C - OTHER INFORMATION - ITEMS 25-32 AND SIGNATURE PAGES

                        Number of Holders of Securities

                                Indemnification

                         Business and Other Connections

                             Principal Underwriter

                        Location of Accounts and Records

                                  Undertakings

                                   Signatures

                    Exhibits (including Powers of Attorney)

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

Cross-Reference Sheet pursuant to Rules 404 and 495 under the Securities Act of 1933.


Items in
Part A of
Form N-1A                           Prospectus Caption
---------                           ------------------
   1                                Cover Page

   2                                Fee Table

   3                                Performance Data
                                    Financial Highlights


   4                                Cover Page
                                    Fund Description
                                    Fund Objective and Policies
                                    Investment Restrictions
                                    Risk Factors


   5                                Fund Management and Expenses
                                    Additional Information

   5A                               Not applicable


   6                                Fund Description
                                    Dividends and Taxes
                                    Fund Shares
                                    Shareholder Services
                                    Pricing Shares


   7                                How to Buy Shares
                                    Distribution Plan
                                    Shareholder Services

   8                                How to Redeem Shares

   9                                Not applicable


Items in
Part B of
Form N-1A                           Statement of Additional Information Caption
---------                           --------------------------------------------
  10                                Cover Page

  11                                Table of Contents


  12                                The Fund's Objective and Policies

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)


Cross-Reference Sheet continued.


Items in
Part B of
Form N-1A                           Statement of Additional Information Caption
---------                           --------------------------------------------

  13                                The Fund's Objective and Policies
                                    Investment Restrictions
                                    Brokerage
                                    Appendix


  14                                The Trust Agreement
                                    Trustees and Officers

  15                                Additional Information

  16                                Sales Charges
                                    Distribution Plan
                                    Investment Manager
                                    Investment Adviser
                                    Principal Underwriter
                                    Additional Information

  17                                Brokerage


  18                                The Fund's Objective and Policies
                                    The Trust Agreement

  19                                Valuation of Securities
                                    Distribution Plan


  20                                Distributions and Taxes

  21                                Principal Underwriter

  22                                Standardized Total Return and
                                      Yield Quotations

  23                                Financial Statements

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

                                     PART A

                                   PROSPECTUS

------------------------------------------------------------------------------
PROSPECTUS                                                   DECEMBER 20, 1995
------------------------------------------------------------------------------
                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
             (FORMERLY NAMED KEYSTONE CUSTODIAN FUND, SERIES B-2)
            200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034
                        CALL TOLL FREE 1-800-343-2898
------------------------------------------------------------------------------

  Keystone Diversified Bond Fund (B-2) (the "Fund") is a mutual fund whose investment objective is maximum income without undue risk of principal. The Fund invests primarily in corporate bonds that are normally characterized by liberal returns and moderate price fluctuations.


  The Fund seeks to maximize return with respect to a portion of its assets. Such maximum return is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated (high yield bonds). Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.

  Your purchase payment is fully invested. There is no sales charge when you buy the Fund's shares. The Fund may, however, impose a deferred sales charge, which declines from 4% to 1%, if you redeem your shares within four years of purchase.

  The Fund has adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), under which it bears some of the costs of selling its shares to the public.

  This prospectus sets forth concisely the information about the Fund that you should know before investing. Please read it and retain it for future reference.


  Additional information about the Fund is contained in a statement of additional information dated December 20, 1995, which has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, or for other information about the Fund, write to the address or call the telephone number listed above.


  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


--------------------------------------------------------------------------------
                              TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                   Page                                     Page
Fee Table ..........................  2   How to Buy Shares ................  11
Financial Highlights  ..............  3   Distribution Plan ................  12
Fund Description ...................  4   How to Redeem Shares .............  14
Fund Objective and Policies  .......  4   Shareholder Services .............  16
Risk Factors .......................  5   Performance Data .................  17
Investment Restrictions ............  8   Fund Shares ......................  17
Pricing Shares .....................  8   Additional Information ...........  18
Dividends and Taxes ................  9   Additional Investment Information  (i)
Fund Management and Expenses .......  9

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                  FEE TABLE
                     KEYSTONE DIVERSIFIED BOND FUND (B-2)


    The purpose of the fee table is to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see the following sections of this prospectus: "Fund Management and Expenses"; "How to Buy Shares"; "Distribution Plan"; and "Shareholder Services."


SHAREHOLDER TRANSACTION EXPENSES
      Contingent Deferred Sales Charge (1) .................       4.00%
        (as a percentage of the lesser of total cost or the net asset value of shares redeemed)
      Exchange Fee(2) ......................................     $10.00
        (per exchange)

ANNUAL FUND OPERATING EXPENSES(3)
(as a percentage of average net assets)
      Management Fees ......................................       0.53%
      12b-1 Fees(4) ........................................       1.00%
      Other Expenses .......................................       0.28%
                                                                   -----
      Total Fund Operating Expenses ........................       1.81%
                                                                   =====

EXAMPLE(5)                     1 Year       3 Years       5 Years       10 Years
                               ------       -------       -------       --------
You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of each
period: ......................  $ 58          $ 77          $ 98          $213

You would pay the following
expenses on the same
investment, assuming no
redemption: ..................  $ 18          $ 57          $ 98          $213

AMOUNTS SHOWN IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


----------
(1) The deferred sales charge declines from 4% to 1% of amounts redeemed within four calendar years after purchase. No deferred sales charge is imposed thereafter.

(2) There is no fee for exchange orders received by the Fund directly from an individual shareholder over the Keystone Automated Response Line ("KARL"). (For a description of KARL, see "Shareholder Services".)
(3) Expense ratios are for the Fund's fiscal year ended August 31, 1995.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front end sales charges permitted by rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

(5) The Securities and Exchange Commission requires use of a 5% annual return figure for purposes of this example. Actual return for the Fund may be greater or less than 5%.

                             FINANCIAL HIGHLIGHTS

                     KEYSTONE DIVERSIFIED BOND FUND (B-2)
                (For a share outstanding throughout the year)

     The following table contains important financial information about the Fund and has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which also appear, together with the auditors' report, in the Fund's Annual Report. The Fund's financial statements, related notes, and auditors' report are included in the statement of additional information. Additional information about the Fund's performance is contained in its Annual Report, which will be made available upon request and without charge.

                                                                 YEAR ENDED AUGUST 31,
                      --------------------------------------------------------------------------------------------------------------
                       1995       1994         1993       1992       1991       1990         1989       1988       1987       1986
                       ----       ----         ----       ----       ----       ----         ----       ----       ----       ----
NET ASSET VALUE
 BEGINNING OF YEAR    $15.28     $17.06       $16.44     $15.37     $15.51     $17.74       $17.99     $18.91     $20.08     $18.84
                      ------     ------       ------     ------     ------     ------       ------     ------     ------     ------
Income from investment operations:
Net investment
 income ............    1.06       1.06         1.28       1.33       1.33       1.53         1.71       1.78       1.83       2.07
Net gain (loss) on
 investments and
 closed futures
 contracts .........    0.11      (1.62)        0.70       1.14       0.17      (1.94)       (0.13)     (0.81)     (1.01)      1.38
Net commissions paid on
 fund share sales <F1>    0          0            0          0          0          0            0          0          0       (0.21)
                      ------     ------       ------     ------     ------     ------       ------     ------     ------     ------
Total from investment
 operations ........    1.17      (0.56)        1.98       2.47       1.50      (0.41)        1.58       0.97       0.82       3.24
                      ------     ------       ------     ------     ------     ------       ------     ------     ------     ------
Less distributions from:
Net investment income. (1.06)     (1.22)       (1.28)     (1.33)     (1.63)     (1.61)       (1.83)     (1.85)     (1.85)     (2.00)
In excess of net
 investment income .   (0.22)        0         (0.08)     (0.07)     (0.01)     (0.21)          0          0          00
Tax basis return of
 capital ...........   (0.08)        0            0          0          0          0            0          0          00
Net realized gain on
 investments .......      0          0            0          0          0          0            0       (0.04)     (0.14)        0
                      ------     ------       ------     ------     ------     ------       ------     ------     ------     ------
Total distributions    (1.36)     (1.22)       (1.36)     (1.40)     (1.64)     (1.82)       (1.83)     (1.89)     (1.99)     (2.00)
                      ------     ------       ------     ------     ------     ------       ------     ------     ------     ------
NET ASSET VALUE END
 OF YEAR ...........  $15.09     $15.28       $17.06     $16.44     $15.37     $15.51       $17.74     $17.99     $18.91     $20.08
                      ======     ======       ======     ======     ======     ======       ======     ======     ======     ======
TOTAL RETURN <F2> ..   8.13%     (3.53%)      12.73%     16.88%     10.58%     (2.44%)       9.23%      5.61%      4.20%     18.01%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
Total expenses .....   1.81%      1.75%        1.89%      1.99%      1.94%      1.89%        1.84%      1.68%      1.68%      1.00%
Net investment income  7.05%      6.48%        7.73%      8.29%      8.74%      9.26%        9.52%      9.82%      9.31%     10.37%
Portfolio turnover
 rate ..............    178%       200%         133%       117%       101%        43%          47%        46%        74%        69%
Net assets end of
 year (thousands)...$734,837   $814,245   $1,004,393   $902,339   $814,528   $860,615   $1,000,305   $838,892   $889,333   $558,734

---------------
<F1>Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange
    Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended August 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of the net investment income.
<F2>Excluding applicable sales charges.

--------------------------------------------------------------------------------
FUND DESCRIPTION
--------------------------------------------------------------------------------

  The Fund is an open-end, diversified management investment company, commonly known as a mutual fund. The Fund was created under Pennsylvania law as a common law trust and has been offering its shares continuously since September 11, 1935. The Fund is one of twenty funds managed by Keystone Management, Inc. ("Keystone Management"), the Fund's investment manager, and is one of thirty funds managed or advised by Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone"), the Fund's investment adviser. Keystone and Keystone Management are, from time to time, collectively referred to as "Keystone."


--------------------------------------------------------------------------------
FUND OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


  The Fund's investment objective is to provide shareholders with maximum income without undue risk of principal.

  There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment. The investment objective of the Fund cannot be changed without a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

  The Fund will invest, under normal circumstances, at least 65% of its total assets in bonds, debentures and income obligations that are normally characterized by liberal returns and moderate price fluctuations. Such bonds, which include both secured and unsecured debt obligations and may be of any assigned rating by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or unrated, as a group have possessed a fairly high degree of dependability of interest payments. While the Fund's primary objective is income, the Fund gives careful consideration to security of principal, marketability and diversification.

  In addition to its other investment options, the Fund may invest in limited partnerships, including master limited partnerships, and may invest up to 25% of its assets in foreign securities. The Fund may also invest in participations in bank loans. The Fund seeks to maximize return with respect to a portion of its assets. Such maximum return is ordinarily associated with high yield, high risk bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated (high yield bonds). Such high yield, high risk bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.


  The Fund's investments may include fixed and adjustable rate or stripped bonds, including zero coupon bonds and payment-in-kind ("PIK") securities, debentures, notes, equipment trust certificates, United States ("U.S.") government securities and debt securities convertible into or exchangeable for preferred or common stock. The Fund may invest in preferred stock, including adjustable rate preferred stock, and warrants, which can be used to purchase or create otherwise permissible investments. The Fund may continue to hold preferred or common stock received in connection with convertible or exchangeable securities and may hold common stock received in connection with the purchase of a permitted security.

  When, in the opinion of Keystone, market conditions warrant, the Fund may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments, including certificates of deposit, demand and time deposits and bankers' acceptances, of banks that are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.


  The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of net assets.


  The Fund may write covered call and put options. The Fund may also purchase call and put options, including call and put options to close out existing positions, and may employ new investment techniques with respect to such options.


  The Fund may enter into reverse repurchase agreements and firm commitment and when-issued transactions for securities and currencies. In addition, the Fund may enter into currency and other financial futures contracts and related options transactions for hedging purposes and not for speculation and may employ new investment techniques with respect to such futures contracts and related options transactions.

  In addition to the options, futures contracts and forwards mentioned above, the Fund may also invest in certain other types of derivative instruments, including collateralized mortgage obligations, structured notes, interest rate swaps, index swaps, currency swaps and caps and floors. These basic vehicles can also be combined to create more complex products called hybrid derivatives or structured securities.

  Investments in foreign securities, options transactions and other complex or derivative securities involve certain risks.

  For a further explanation of the types of investments and investment techniques available to the Fund and the associated risks, see the section of this prospectus entitled "Additional Investment Information" and the statement of additional information.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

  Like any investment, your investment in the Fund involves an element of risk. Before you invest in the Fund, you should carefully evaluate your ability to assume the risks your investment in the Fund poses. YOU CAN LOSE MONEY BY INVESTING IN THE FUND. YOUR INVESTMENT IS NOT GUARANTEED. A DECREASE IN THE VALUE OF THE FUND'S PORTFOLIO SECURITIES CAN RESULT IN A DECREASE IN THE VALUE OF YOUR INVESTMENT.

  Certain risks related to the Fund are discussed below. To the extent not discussed in this section, specific risks attendant to individual securities or investment practices are discussed in greater detail in "Additional Investment Information" at the back of the prospectus.

  By itself the Fund does not constitute a balanced investment program. You should take into account your own investment objectives as well as your other investments when considering an investment in the Fund.

  Should the Fund need to raise cash to meet a large number of redemptions it might have to sell portfolio securities at a time when it would be disadvantageous to do so.

NON-INVESTMENT GRADE BONDS
The Fund's flexible investment policy allows the Fund to invest a portion of its assets in high yield, high risk bonds and similar securities. The degree to which the Fund will hold such securities will, among other things, depend upon its adviser's economic forecast and its judgment as to the comparative values offered by high yield, high risk securities and higher quality issues. While the Fund currently intends to invest less than 35% of its assets in high yield, high risk securities, over the past 10 years portfolio holdings of high yield, high risk securities have ranged from a low of approximately 25% of total assets to a high of approximately 60%.


  The Fund invests a portion of its assets aggressively and seeks to maximize return on such assets over time from a combination of many factors, including high current income and capital appreciation from high yield, high risk securities. Such aggressive investing involves risks that are greater than the risks of investing in higher quality debt securities. These risks are discussed in greater detail below and include risks from (1) interest rate fluctuation;
(2) changes in credit status, including weaker overall credit condition of issuers and risks of default; (3) industry, market and economic risk; (4) volatility of price resulting from broad and rapid changes in the value of underlying securities; and (5) greater price variability and credit risks of certain high yield, high risk securities such as zero coupon bonds and PIK securities.

  These risks provide the opportunity for maximizing return over time on a portion of the Fund's assets, but may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors. The portion of the Fund's assets invested in high yield, high risk securities may vary and may at times be substantial.

  The maximum return sought by the Fund with respect to a portion of its assets is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield, high risk securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. For a description of these rating categories see "Additional Investment Information." The Fund intends to invest in D rated debt only in cases where, in Keystone's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities that, in Keystone's judgment, offer comparable yields and risks to those of securities that are rated as well as in non-investment quality zero coupon and PIK securities.

  While investment in the Fund provides opportunities to maximize return over time, investors should be aware of the following risks associated with noninvestment grade bonds:

  (1) Securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.

  (2) The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  (3) The value of certain securities held by the Fund may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

  (4) The values of certain securities, like those of other fixed income securities, fluctuate in response to changes in interest rates. When interest rates decline, the value of a portfolio invested in bonds can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in bonds can be expected to decline. For example, in the case of an investment in a fixed-income security, if interest rates increase after the security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of noninvestment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds; noninvestment grade bonds are more sensitive to adverse or positive economic changes or individual corporate developments.

  (5) The secondary market for certain securities held by the Fund may be less liquid at certain times than the secondary market for higher quality debt securities, which may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its assets.


  (6) Zero coupon bonds and PIKs involve additional special considerations. Zero coupon bonds do not require the periodic payment of interest. PIK bonds are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, the Fund is nonetheless required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends.


  The following table shows the weighted average percentages of the Fund's assets invested at the end of each month during the last fiscal year in securities assigned to the various rating categories by S&P and in unrated securities determined by Keystone to be of comparable quality. Since the percentages in this table are based on month-end averages throughout the Fund's fiscal year, they do not reflect the Fund's holdings at any one point in time. The percentages in each category may be higher or lower on any day than those shown in the table.


                                                     *UNRATED
                                                    SECURITIES
                                                   OF COMPARABLE
                              RATED SECURITIES      QUALITY AS
                              AS PERCENTAGE OF     PERCENTAGE OF
RATING                          FUND'S ASSETS      FUND'S ASSETS
------                        ----------------     -------------
AAA                                 20.36%                0%
AA                                   9.07%                0%
A                                    9.40%                0%
BBB                                 11.47%                0%
BB                                   9.12%             0.80%
B                                   19.47%             1.45%
CCC                                  0.72%              .06%
CC and below                            0%                0%
Unrated*                             2.31%
U.S. Governments,
  equities and others               18.08%
                                   ------
    TOTAL                          100.00%
                                   ======

  Since the Fund takes an aggressive approach to investing a portion of its assets, Keystone tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. Keystone's analysis of securities focuses on values based on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the company. In making investment recommendations, Keystone also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zeros and PIKs, percentage of non-accruing items and yield to maturity. Keystone also considers the ratings of Moody's and S&P assigned to various securities, but does not rely solely on ratings assigned by Moody's and S&P because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies, and (2) there can be large differences among the current financial conditions of issuers within the same rating category.


  Income and yields on high yield, high risk securities, as on all securities, will fluctuate over time.


RULE 144A SECURITIES
  The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales by large institutional investors of securities not publicly traded in the U.S. The Fund may purchase Rule 144A securities when such securities present an attractive investment opportunity and otherwise meet the Fund's selection criteria. The Board of Trustees has adopted guidelines and procedures pursuant to which the liquidity of the Fund's Rule 144A securities is determined by Keystone, and the Board of Trustees monitors Keystone's implementation of such guidelines and procedures.


  At the present time, the Fund cannot accurately predict exactly how the market for Rule 144A securities will develop. A Rule 144A security that was readily marketable upon purchase may subsequently become illiquid. In such an event, the Board of Trustees will consider what action, if any, is appropriate.


DERIVATIVE SECURITIES
  With respect to derivative or structured securities, the market value of such securities may vary depending on the manner in which such securities have been structured. As a result, the value of such investments may change at a more rapid rate than that of traditional fixed income securities. For more information on derivatives, see "Additional Investment Information."


--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------


  The Fund has adopted the fundamental restrictions summarized below, which may not be changed without the approval of a 1940 Act majority of the Fund's outstanding shares. These restrictions and certain other fundamental restrictions are set forth in the statement of additional information.


  Generally, the Fund may not do the following: (1) invest more than 5% of its total assets, computed at market value at the time of purchase, in the securities of any one issuer (other than U.S. government securities) except that up to 25% of its total assets may be invested without regard to this limit; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost) or enter into reverse repurchase agreements; and (3) invest more than 25% of its total assets in securities of issuers in the same industry.

  In addition, the Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund. The Fund does not currently intend to implement this policy and would do so only if the Trustees were to determine such action to be in the best interest of the Fund and its shareholders. In the event of such implementation, the Fund will comply with such requirements as to written notice to shareholders as are then in effect.

--------------------------------------------------------------------------------
PRICING SHARES
--------------------------------------------------------------------------------


  The net asset value of a Fund share is computed each day on which the New York Stock Exchange (the "Exchange") is open as of the close of trading on the Exchange (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares), except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The Exchange currently is closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is arrived at by determining the value of all of the Fund's assets, subtracting all liabilities and dividing the result by the number of shares outstanding.

  The Fund values short-term investments having maturities of more than sixty days for which market quotations are readily available at current market value. Where market quotations are not available, such instruments are valued at fair value as determined by the Board of Trustees. Short-term investments that are purchased with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market, and in any case reflects fair value as determined by the Board of Trustees.


  The Fund believes that reliable market quotations are generally not readily available for purposes of valuing fixed income securities. As a result, depending on the particular securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon their fair value determined under procedures that have been approved by the Board of Trustees. The Board of Trustees has authorized the use of a pricing service to determine the fair value of the Fund's fixed income securities and certain other securities. Securities for which market quotations are readily available are valued on a consistent basis at the price quoted that, in the opinion of the Board of Trustees or the person designated by the Board of Trustees to make the determination, most nearly represents the market value of the particular security. Any securities for which market quotations are not readily available or other assets are valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Board of Trustees.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


  The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for its fiscal year. The Fund also intends to make timely distributions, if necessary, sufficient in amount to avoid the nondeductible 4% excise tax imposed on a regulated investment company when it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains for the one-year period ending on October 31 of such calendar year.

  If the Fund qualifies and if it distributes substantially all of its net investment income and net capital gains, if any, to shareholders, it will be relieved of any federal income tax liability. Any taxable dividend declared in October, November or December to shareholders of record in such month and paid by the following January 31 will be includable in the taxable income of the shareholder as if paid on December 31 of the year in which the dividend was declared. The Fund will make distributions from its net investment income on or about the 5th day of each month and net capital gains, if any, at least annually.

  As of April 1, 1995, in compliance with a recent ruling issued by the Internal Revenue Service, the Fund treats its 12b-1 fees for tax purposes as operating expenses rather than capital charges.

  The Fund makes distributions in additional shares of the Fund or, at the shareholder's election (which must be made before the record date for the distribution), in cash. Income dividends and net short-term gains distributions are taxable as ordinary income, and net long-term gains distributions are taxable as capital gains regardless of how long the shareholder has held the Fund's shares. If Fund shares held for less than six months are sold at a loss, however, such loss will be treated for tax purposes as a long-term capital loss to the extent of any long-term capital gains dividends received. Dividends and distributions may also be subject to state and local taxes. The Fund advises its shareholders annually as to the federal tax status of all distributions made during the year.

--------------------------------------------------------------------------------
FUND MANAGEMENT AND EXPENSES
--------------------------------------------------------------------------------

FUND MANAGEMENT
  Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs.

INVESTMENT MANAGER
  Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone. Its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other Keystone Custodian Funds and to certain other funds in the Keystone Family of Funds.

  The Fund pays Keystone Management a fee for its services at the annual rate set forth below:

                                                                     AGGREGATE
ANNUAL                                                         NET ASSET VALUE
MANAGEMENT                                                       OF THE SHARES
FEE                                 INCOME                         OF THE FUND
------------------------------------------------------------------------------
                                    2% of
                              Gross Dividend and
                               Interest Income
                                     Plus
0.50% of the first                                           $100,000,000 plus
0.45% of the next                                            $100,000,000 plus
0.40% of the next                                            $100,000,000 plus
0.35% of the next                                            $100,000,000 plus
0.30% of the next                                            $100,000,000 plus
0.25% of amounts over                                        $500,000,000;

computed as of the close of business each business day and paid daily.


  Pursuant to its Investment Management Agreement with the Fund (the "Management Agreement"), Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement with Keystone (the "Advisory Agreement"), under which Keystone provides investment advisory and management services to the Fund.


  Services currently performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code,
(b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

INVESTMENT ADVISER
  Keystone, the Fund's investment adviser, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("Keystone Investments"), located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  Keystone Investments is a corporation predominantly owned by current and former members of management of Keystone and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.


  Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.


  During the fiscal year ended August 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $3,982,976 which represented 0.53% of the Fund's average net assets. Of such amount paid to Keystone Management, $3,385,529 was paid to Keystone for its services to the Fund.

  The Fund has adopted a Code of Ethics incorporating policies on personal securities trading as recommended by the Investment Company Institute.

FUND EXPENSES
  The Fund will pay all of its expenses. In addition to the investment advisory and management fees discussed above, the principal expenses that the Fund is expected to pay include, but are not limited to, expenses of its transfer agent, its custodian and its independent auditors; expenses under its Distribution Plan; fees of its Independent Trustees ("Independent Trustees"); expenses of shareholders' and Trustees' meetings; fees payable to government agencies, including registration and qualification fees of the Fund and its shares under federal and state securities laws; expenses of preparing, printing and mailing Fund prospectuses, notices, reports and proxy material; and certain extraordinary expenses. In addition to such expenses, the Fund will pay its brokerage commissions, interest charges and taxes. For the fiscal year ended August 31, 1995, the Fund paid 1.81% of its average net assets in expenses.

  During the fiscal year ended August 31, 1995, the Fund paid or accrued to Keystone Investor Resource Center, Inc. ("KIRC"), the Fund's transfer and dividend disbursing agent and Keystone Investments, $26,592 for certain accounting services and $1,674,129 for transfer agent services. KIRC is a wholly-owned subsidiary of Keystone.

PORTFOLIO MANAGER
  Christopher P. Conkey has been the Fund's portfolio manager since January, 1995. He is a Keystone Senior Vice President and has over twelve years of experience in fixed-income investing.

SECURITIES TRANSACTIONS
  Keystone selects broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, Keystone may follow a policy of considering as a factor the number of shares of the Fund sold by such broker-dealers. In addition, broker-dealers may, from time to time, be affiliated with the Fund, Keystone Management, Keystone, the Fund's principal underwriter or their affiliates.

PORTFOLIO TURNOVER
  The Fund's portfolio turnover rates for the fiscal years ended August 31, 1994 and 1995 were 200% and 178%, respectively. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders. The Fund pays brokerage commissions in connection with the writing of options and effecting the closing purchase or sale transactions, as well as for certain purchases and sales of portfolio securities.

  For further information about brokerage and distributions, see the statement of additional information.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

  Shares of the Fund may be purchased from any broker-dealer that has a selling agreement with Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc. (the "Principal Underwriter")), the Fund's principal underwriter. The Principal Underwriter, a wholly-owned subsidiary of Keystone, is located at 200 Berkeley Street, Boston, Massachusetts 02116- 5034.


  In addition, you may open an account for the purchase of Fund shares by mailing to the Fund, c/o KIRC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed account application and a check payable to the Fund. Or you may telephone 1-800-343- 2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed account application. Subsequent investments in any amount may be made by check, by wiring federal funds or by an electronic funds transfer ("EFT").

  The Fund's shares are sold at the net asset value per share next computed after it receives the purchase order. The initial purchase must be at least $1,000, except for purchases by participants in certain retirement plans for which the minimum is waived. There is no minimum for subsequent purchases. Purchase payments are fully invested at net asset value. There are no sales charges on purchases of Fund shares at the time of purchase.


CONTINGENT DEFERRED SALES CHARGE
  With certain exceptions, when shares are redeemed within four calendar years after their purchase, a contingent deferred sales charge may be imposed at rates ranging from a maximum of 4% of amounts redeemed during the same calendar year of purchase to 1% of amounts redeemed during the third calendar year after the year of purchase. No contingent deferred sales charge is imposed on amounts redeemed thereafter or on shares purchased through reinvestment of dividends. If imposed, the contingent deferred sales charge is deducted from the redemption proceeds otherwise payable to you. Prior to July 8, 1992, the Fund retained the deferred sales charge. Since July 8, 1992, the deferred sales charge attributable to shares purchased prior to January 1, 1992 has been retained by the Fund, and the deferred sales charge attributable to shares purchased after January 1, 1992 is, to the extent permitted by the NASD, paid to the Principal Underwriter. For the fiscal year ended August 31, 1995, the Fund recovered $32,800 in deferred sales charges.


  The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the total cost of such shares. No deferred sales charge is imposed when a shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund; (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions; or (3) shares held in all or part of more than four consecutive calendar years.


  In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. No deferred sales charge is payable on permitted exchanges of shares between Keystone funds that have adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act. Moreover, when shares of one such fund have been exchanged for shares of another such fund, for purposes of any future contingent deferred sales charge, the calendar year of the purchase of the shares of the fund exchanged into, is assumed to be the year shares tendered for exchange were originally purchased.

  In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder;
(2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under an automatic withdrawal plan of up to 1% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) returns of excess contributions or excess deferral amounts made to a retirement plan participant.

WAIVER OF DEFERRED SALES CHARGE
  Shares also may be sold, to the extent permitted by applicable law, at net asset value without the payment of commissions or the imposition of a contingent deferred sales charge upon redemption of Fund shares to (1) certain officers, Directors, Trustees and employees of the Fund, Keystone Management, Keystone and certain of their affiliates; (2) registered representatives of firms with dealer agreements with the Principal Underwriter; and (3) a bank or trust company acting as trustee for a single account. See the statement of additional information for more details.


--------------------------------------------------------------------------------
DISTRIBUTION PLAN
--------------------------------------------------------------------------------


  The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD currently limits such annual expenditures to 1%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The aggregate amount that the Fund may pay for such distribution costs is limited to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

  Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others, such as dealers) (1) as commissions for Fund shares sold and (2) as shareholder service fees in respect of shares maintained by the recipients on the Fund's books for specified periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitations referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients on the books of the Fund for specified periods.

  If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay or accrue commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to pay the Principal Underwriter such amounts that exceed the Distribution Plan limitation, the Principal Underwriter intends to seek full payment of such charges from the Fund (together with interest at the rate of prime plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to July 7, 1992. If the Fund's Independent Trustees (the "Independent Trustees") authorize such payments, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts.

  During the year ended August 31, 1995, the Fund recovered $32,800 in deferred sales charges. During the year, the Fund paid the Principal Underwriter $7,545,356 under the Distribution Plan. For the year ended August 31, 1995, the Principal Underwriter also received $941,583 in deferred sales charges. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $7,512,556 (1.00% of the Fund's average daily net asset value). During the year, the Principal Underwriter paid commissions on new sales and service fees to dealers and others of $3,216,034. At August 31, 1995, unpaid distribution costs amounted to $22,382,869 (3.05% of net assets as of August 31, 1995).

  At each Trustee's meeting (usually quarterly), the Independent Trustees of the Fund consider whether to authorize payments to such extent until the next quarterly Trustees' meeting and, pursuant to such authorizations, such payments are made. Except as described above, the Fund has no obligation to pay any portion of this amount, and the times, conditions for payment of any remainder, and amount, if any, to be paid by the Fund are solely within the discretion of the Independent Trustees.


  The amounts and purposes of expenditures under the Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the operation of the Distribution Plan, and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.


  The Distribution Plan may be terminated at any time by vote of the Fund's Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.


  While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

  Whether any expenditure under the Distribution Plan is subject to a state expense limit depends upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.


ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS
  Upon written notice to dealers, the Principal Underwriter, at its own expense, may periodically sponsor programs that offer additional compensation in connection with sales of Fund shares. Participation in such programs may be available to all dealers or to selected dealers who have sold or are expected to sell significant amounts of shares. Additional compensation may also include financial assistance to dealers in connection with preapproved seminars, conferences and advertising. No such programs or additional compensation will be offered to the extent they are prohibited by the laws of any state or any self-regulatory agency, such as the NASD.

  The Principal Underwriter may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Principal Underwriter. These conditions relate to increasing sales of shares of Keystone funds over specified periods and certain other factors. Such payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.25% of the value of shares sold by such dealer.

  The Principal Underwriter also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.

  The Glass-Steagall Act currently limits the ability of a depository institution (such as a commercial bank or a savings and loan association) to become an underwriter or distributor of securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from accepting payments under the arrangement described above, or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider what action, if any, is appropriate.


  In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

  Fund shares may be redeemed for cash at the redemption value upon written order by the shareholder(s) to the Fund, c/o Keystone Investor Resource Center, Inc., P.O. Box 2121, Boston, Massachusetts 02106-2121, and presentation to the Fund of a properly endorsed share certificate if certificates have been issued. The signature(s) of the shareholder(s) on the written order and certificates must be guaranteed. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio securities between purchase and redemption. The Fund may impose a deferred sales charge at the time of redemption of certain shares as explained in "How to Buy Shares." If imposed, the Fund deducts the deferred sales charge from the redemption proceeds otherwise payable to the shareholder.

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. In such a case the Fund will mail the redemption proceeds upon clearance of the purchase check, which may take up to 15 days or more. Any delay as explained in this paragraph may be avoided by purchasing shares with a certified check drawn on a U.S. bank or by bank wire of funds. Although the mailing of a redemption check may be delayed, the redemption value will be determined and the redemption processed in the ordinary course of business upon receipt of proper documentation. In such a case, after the redemption and prior to the release of the proceeds, no appreciation or depreciation will occur in the value of the redeemed shares, and no interest will be paid on the redemption proceeds. If the mailing of a redemption check has been delayed, the check will be mailed promptly after good payment has been collected.

  The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Payment of the amount due on redemption, less any applicable deferred sales charge, will be made within seven days thereafter.


  Shareholders also may redeem their shares through their broker-dealers. The Principal Underwriter, acting as agent for the Fund, stands ready to repurchase Fund shares upon orders from dealers as follows: redemption requests received by broker-dealers prior to that day's close of trading on the Exchange and transmitted to the Fund prior to its close of business that day will receive the net asset value per share computed at the close of trading on the Exchange on the same day. Redemption requests received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's net asset value price. The Principal Underwriter will pay the redemption proceeds, less any applicable deferred sales charge, to the dealer placing the order within seven days thereafter, assuming it has received proper documentation. The Principal Underwriter charges no fees for this service, but the shareholder's broker-dealer may do so.


  For the protection of shareholders, SIGNATURES ON CERTIFICATES, STOCK POWERS AND ALL WRITTEN ORDERS OR AUTHORIZATIONS MUST BE GUARANTEED BY A U.S. STOCK EXCHANGE MEMBER, A BANK OR OTHER PERSONS ELIGIBLE TO GUARANTEE SIGNATURES UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND KIRC'S POLICIES. The Fund and KIRC may waive this requirement, but may also require additional documents in certain cases. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less where the account address of record has been the same for a minimum period of 30 days. The Fund and KIRC reserve the right to withdraw this waiver at any time.

  If the Fund receives a redemption or repurchase order, but the shareholder has not clearly indicated the amount of money or number of shares involved, the Fund cannot execute the order. In such cases, the Fund will request the missing information from the shareholder and process the order the day it receives such information.

TELEPHONE
  Under ordinary circumstances, you may redeem up to $50,000 from your account by telephone by calling toll free 1-800-343-2898.

  In order to insure that instructions received by KIRC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of of 30 days.

  If the redemption proceeds are less than $2,500, they will be mailed by check. If they are $2,500 or more, they will be mailed, wired or sent by EFT to your previously designated bank account as you direct. If you do not specify how you wish your redemption proceeds to be sent, they will be mailed by check.

  If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker as set forth above.

SMALL ACCOUNTS
  Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if its value falls below $1,000, the current minimum investment level, as a result of your redemptions (but not as a result of market action). You will be notified in writing and allowed 60 days to increase the value of your account to the minimum investment level. No contingent deferred sales charges are applied to such redemptions.

GENERAL
  The Fund reserves the right at any time to terminate, suspend or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.


  Except as otherwise noted, neither the Fund, KIRC nor the Principal Underwriter assumes responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Keystone Automated Response Line ("KARL") or by telephone. KIRC will employ reasonable procedures to confirm that instructions received over KARL or by telephone are genuine. Neither the Fund, KIRC nor the Principal Underwriter will be liable when following instructions received over KARL or by telephone that KIRC reasonably believes to be genuine.


  The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) the Fund cannot dispose of its investments or fairly determine their value; or (4) the Securities and Exchange Commission, for the protection of shareholders, so orders.


--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  Details on all shareholder services may be obtained from KIRC by calling toll free 1-800-343-2898.

KEYSTONE AUTOMATED RESPONSE LINE
  KARL offers shareholders specific fund account information and price and yield quotations as well as the ability to effect account transactions, including investments, exchanges and redemptions. Shareholders may access KARL by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

EXCHANGES
  A shareholder who has obtained the appropriate prospectus may exchange shares of the Fund for shares of certain other funds in the Keystone Fund Family, Keystone Precious Metals Holdings, Inc. ("KPMH"), Keystone International Fund Inc. ("KIF"), Keystone Tax Exempt Trust ("KTET"), Keystone Liquid Trust ("KLT") or Keystone Tax Free Fund ("KTFF") on the basis of their respective net asset values by calling toll free 1-800-343-2898 or by writing KIRC at P.O. Box 2121, Boston, Massachusetts 02106-2121. Fund shares purchased by check may be exchanged for shares of the named funds, other than KPMH, KTET or KTFF, after 15 days, provided good payment for the purchase of Fund shares has been collected. In order to exchange Fund shares for shares of KPMH, KTET or KTFF, a shareholder must have held Fund shares for a period of at least six months. You may exchange your shares for another Keystone fund for a $10 fee by calling or writing to Keystone. The exchange fee is waived for individual investors who make an exchange using KARL. If the shares being tendered for exchange have been held for less than four years and are still subject to a deferred sales charge, such charge will carry over to the shares being acquired in the exchange transaction. The Fund reserves the right, after 60 days' notice to shareholders, to terminate this exchange offer or to change its terms, including the right to change the fee for any exchange.

  Orders to exchange shares of the Fund for shares of KLT will be executed by redeeming the shares of the Fund and purchasing shares of KLT at the net asset value of KLT shares determined after the proceeds from such redemption become available, which may be up to seven days after such redemption. In all other cases, orders for exchanges received by the Fund prior to 4:00 p.m. Eastern time on any day the funds are open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after 4:00 p.m. Eastern time on any business day will be executed at the respective net asset values determined at the close of the next business day.

  An excessive number of exchanges may be disadvantageous to the Fund. Therefore, the Fund, in addition to its right to reject any exchange, reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares in a year or three in a calendar quarter.


  An exchange order must comply with the requirements for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. Exchanges are subject to the minimum initial purchase requirements of the fund being acquired. An exchange constitutes a sale for federal income tax purposes.

  The exchange privilege is available only in states where shares of the fund being acquired may legally be sold.


RETIREMENT PLANS
  The Fund has various pension and profit-sharing plans available to investors including: Individual Retirement Accounts ("IRAs"); Rollover IRAs; Simplified Employee Pension Plans ("SEPs"); Tax Sheltered Annuity Plans ("TSAs"); 401(k) Plans; Keogh Plans; Corporate Profit-Sharing Plans; Pension and Target Benefit Plans; Money Purchase Pension Plans and Salary-Reduction Plans. For details, including fees and application forms, call KIRC toll free at 1-800-247-4075 or write to KIRC at P.O. Box 2121, Boston, Massachusetts 02106-2121.


AUTOMATIC INVESTMENT PLAN
  Shareholders may take advantage of investing on an automatic basis by establishing an automatic investment plan. Funds are drawn on a shareholder's checking account monthly and used to purchase Fund shares.

AUTOMATIC WITHDRAWAL PLAN
  Under an Automatic Withdrawal Plan, shareholders may arrange for regular monthly or quarterly fixed withdrawal payments. Each payment must be at least $100 and may be as much as 1% per month or 3% per quarter of the total net asset value of the Fund shares in the shareholder's account when the Automatic Withdrawal Plan is opened. Fixed withdrawal payments are not subject to a deferred sales charge. Excessive withdrawals may decrease or deplete the value of a shareholder's account.

OTHER SERVICES
  Under certain circumstances shareholders may, within 30 days after a redemption, reinstate their accounts at current net asset value.

--------------------------------------------------------------------------------
PERFORMANCE DATA
--------------------------------------------------------------------------------

  From time to time, the Fund may advertise "total return" and "current yield." BOTH FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Total return refers to the Fund's average annual compounded rates of return over specified periods determined by comparing the initial amount invested to the ending redeemable value of that amount. The resulting equation assumes reinvestment of all dividends and distributions and deduction of all recurring charges, if any, applicable to all shareholder accounts. The deduction of the contingent deferred sales charge is reflected in the applicable years. The exchange fee is not included in the calculation.

  Current yield quotations represent the yield on an investment for a stated 30-day period computed by dividing net investment income earned per share during the base period by the maximum offering price per share on the last day of the base period.


  The Fund may include comparative performance information in advertising or marketing the Fund's shares, such as data from Lipper Analytical Services, Inc. Morningstar, Inc., Standard & Poor's Corporation, Ibbotson Associates or other industry publications.


--------------------------------------------------------------------------------
FUND SHARES
--------------------------------------------------------------------------------

  The Fund currently issues one class of shares, which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as explained under "Shareholder Services," but will have no other preference, conversion, exchange or preemptive rights. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are transferable, redeemable and freely assignable as collateral. There are no sinking fund provisions. The Fund may establish additional classes or series of shares.

  The Fund does not have annual meetings. The Fund will have special meetings from time to time as required under its Restatement of Trust Agreement and under the 1940 Act. As provided in the Fund's Restatement of Trust Agreement, shareholders have the right to remove Trustees by an affirmative vote of two-thirds of the outstanding shares. A special meeting of the shareholders will be held when 10% of the outstanding shares request a meeting for the purpose of removing a Trustee. The Fund is prepared to assist shareholders in communications with one another for the purpose of convening such a meeting as prescribed by Section 16(c) of the 1940 Act.


  Under Massachusetts law, it is possible that a Fund shareholder may be held personally liable for the Fund's obligations. However, the Fund's Restatement of Trust provides that shareholders shall not be subject to any personal liability for the Fund's obligations and provides indemnification from Fund assets for any shareholder held personally liable for the Fund's obligations. Disclaimers of such liability are included in each Fund agreement.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  KIRC, located at 101 Main Street, Cambridge, Massachusetts 02142-1519, is a wholly-owned subsidiary of Keystone and serves as the Fund's transfer agent and dividend disbursing agent.

  When the Fund determines from its records that more than one account in the Fund is registered in the name of a shareholder or shareholders having the same address, upon written notice to those shareholders, the Fund intends, when an annual report or semi-annual report of the Fund is required to be furnished, to mail one copy of such report to that address.

  Except as otherwise stated in this prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in this prospectus without shareholder approval, including the right to impose or change fees for services provided.

--------------------------------------------------------------------------------
                      ADDITIONAL INVESTMENT INFORMATION
--------------------------------------------------------------------------------

  The Fund may engage in the following investment practices to the extent described in the prospectus and the statement of additional information.

CORPORATE BOND RATINGS
  Higher yields are usually available on securities that are lower rated or that are unrated. Bonds rated Baa by Moody's are considered as medium grade obligations which are neither highly protected nor poorly secured. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal, although adverse economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Lower rated securities are usually defined as Baa or lower by Moody's or BBB or lower by S&P. The Fund may purchase unrated securities, which are not necessarily of lower quality than rated securities but may not be attractive to as many buyers. Debt rated BB, B, CCC, CC and C by S&P is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated CI by S&P is debt (income bonds) on which no interest is being paid. Debt rated D by S&P is in default and payment of interest and/or repayment of principal is in arrears. The Fund intends to invest in D-rated debt only in cases where in Keystone's judgment there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. Bonds which are rated Caa by Moody's are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca by Moody's represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ZERO COUPON "STRIPPED" BONDS
  A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

  In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

  For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

PAYMENT-IN-KIND SECURITIES
  Payment-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

  PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

  An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

  As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash- paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

  Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

  Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS
  The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS
  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.


MASTER DEMAND NOTES
  Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amount borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Notes acquired by the Fund must permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, Keystone considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for commercial paper discussed in the statement of additional information (which limits such investments to commercial paper rated A-1 by S&P, Prime-1 by Moody's and F-1 by Fitch Investors Service, Inc.).

REPURCHASE AGREEMENTS
  The Fund may enter into repurchase agreements with member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by Keystone to be creditworthy. Such persons must be registered as U.S. government securities dealers with an appropriate regulatory organization. Under such agreements, the bank, primary dealer or other financial institution agrees upon entering into the contract to repurchase the security at a mutually agreed upon date and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Under a repurchase agreement, the seller must maintain the value of the securities subject to the agreement at not less than the repurchase price, such value will be determined on a daily basis by marking the underlying securities to their market value. Although the securities subject to the repurchase agreement might bear maturities exceeding a year, the Fund only intends to enter into repurchase agreements that provide for settlement within a year and usually within seven days. Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve book entry system. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible declines in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto;
(2) possible subnormal levels of income and lack of access to income during this period; and (3) expenses of enforcing its rights. The Board of Trustees has established procedures to evaluate the creditworthiness of each party with whom the Fund enters into repurchase agreements by setting guidelines and standards of review for Keystone and monitoring Keystone's actions with regard to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS
  Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the Fund's custodian containing liquid assets, such as U.S. government securities or other high grade debt securities, having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities which the Fund is obligated to repurchase may decline below the repurchase price. Borrowing and reverse repurchase agreements magnify the potential for gain or loss on the portfolio securities of the Fund and, therefore, increase the possibility of fluctuation in the Fund's net asset value. Such practices may consititute leveraging. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. The staff of the Securities and Exchange Commission has taken the position that the 1940 Act treats reverse repurchase agreements as being included in the percentage limit on borrowings imposed on the Fund.

"WHEN ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS
  The Fund may also purchase securities on a when issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued and delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of purchase. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. The Fund may also enter into foreign currency forward contracts which are described in more detail in the section of this Exhibit entitled "Foreign Currency Transactions". When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued, delayed delivery and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Fund until it receives payment or delivery from the other party to the transaction. The Securities and Exchange Commission has established certain requirements to assure that the Fund is able to meet its obligations under these contracts, for example a separate account of liquid assets equal to the value of such purchase commitments may be maintained until payment is made. When issued, delayed delivery and forward commitment agreements are subject to risks from changes in value based upon changes in the level of interest rates, currency rates and other market factors, both before and after delivery. The Fund does not accrue any income on such securities or currencies prior to their delivery. To the extent the Fund engages in any of these transactions, it will do so for the purpose of acquiring portfolio securities or currencies consistent with its investment objective and policies and not for the purpose of investment leverage. The Fund currently does not intend to invest more than 5% of its assets in when issued or delayed delivery transactions.

FOREIGN SECURITIES
  The Fund may invest up to 25% of its assets in securities principally traded in securities markets outside the U.S. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets,imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the U.S.). These risks are carefully considered by Keystone prior to the purchase of these securities.


LOANS OF SECURITIES TO BROKER-DEALERS
  The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash or securities of the U.S. government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans may only be made to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

DERIVATIVES
  The Fund may use derivatives while seeking to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.


  Derivatives can be used by investors, such as the Fund, to earn income and enhance returns, to hedge or adjust the risk profile of the portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. The Fund is permitted to use derivatives for one or more of these purposes. The use of derivatives for non-hedging purposes entails greater risks than if derivatives were used solely for hedging purposes. The Fund uses futures contracts and related options as well as forwards for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Keystone is not an aggressive user of derivatives with respect to the Fund. However, the Fund may take positions in those derivatives that are within its investment policies if, in Keystone's judgement, this represents an effective response to current or anticipated market conditions. Keystone's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Fund's investment objective and policies.


  Derivatives may be (1) standardized, exchange-traded contracts or (2) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

  There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. Further information regarding options, futures, forwards and swaps, is provided later in this section and is provided in the Fund's statement of additional information.

  Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See "Indexed Commercial Paper" and "Structured Securities" below. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. See "Mortgage Related Securities," "Collateralized Mortgage Obligations," "Adjustable Rate Mortgage Securities," "Stripped Mortgage Securities," "Mortgage Securities - Special Considerations," and "Other Asset-Backed Securities" and the Fund's statement of additional information.

  While the judicious use of derivatives by experienced investment managers, such as Keystone, can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Fund.


* Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Fund's interest.


* Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

* Credit Risk -- This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

* Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

* Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

* Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.


OPTIONS TRANSACTIONS
  WRITING COVERED OPTIONS. The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security).


  The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. If the Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. The Fund does not expect, however, that this will occur.

  The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

  The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

  PURCHASING OPTIONS. The Fund may purchase put or call options, including put or call options for the purpose of offsetting previously written put or call options of the same series.

  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

  An option position may be closed out only in a secondary market for an option of the same series. Although the Fund generally will write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, it might not be possible to effect a closing transaction in a particular option.

  Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objective.

  OPTIONS TRADING MARKETS. Options in which the Fund will trade are generally listed on national securities exchanges. Exchanges on which such options currently are traded include the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities may not be listed on any exchange, but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions could fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in this prospectus and in the statement of additional information.

  The staff of the Securities and Exchange Commission is of the view that the premiums that the Fund pays for the purchase of unlisted options and the value of securities used to cover unlisted options written by the Fund are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its policies on illiquid securities.

FUTURES TRANSACTIONS
  The Fund may enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into securities, currency or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

  The Fund may sell or purchase futures contracts. When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines. The Fund intends to purchase futures contracts in order to fix what is believed by Keystone to be a favorable price and rate of return for securities or favorable exchange rate for currencies the Fund intends to purchase.

  The Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires the Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

  The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case, it would continue to bear market risk on the transaction.

  Although futures and related options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates, exchange rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if Keystone correctly predicts interest or exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between the Fund's futures and securities or currencies positions may be caused by differences between the futures and securities or currencies markets or by differences between the securities or currencies underlying the Fund's futures position and the securities or currencies held by or to be purchased for the Fund. Keystone will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

  The Fund does not intend to use futures transactions for speculation or leverage. The Fund has the ability to write options on futures, but intends to write such options only to close out options purchased by the Fund. The Fund will not change these policies without supplementing the information in its prospectus and statement of additional information.

FOREIGN CURRENCY TRANSACTIONS
  As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.

  As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Fund does not currently intend to do so, the Fund may also purchase and sell options related to foreign currencies. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.


INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). If the Fund enters into interest rate swap, cap or floor transactions, it expects to do so primarily for hedging purposes. This may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not currently intend to use these transactions in a speculative manner.


  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a contractually-based principal ("notional") amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more established and relatively liquid. Caps and floors are less liquid than swaps. These transactions also involve the delivery of securities or other underlying assets and principal. Accordingly, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. If permitted by its investment policies, the Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. The mortgage loan pools may be assembled for sale to investors (such as the Fund) by governmental or private organizations. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government; those issued by Federal National Mortgage Associated ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") are not so backed.

  Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. The Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

  One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a "pay- through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are the predominant type of "pay-through" mortgage-related security. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.


INVERSE FLOATING RATE COLLATERALIZED MORTGAGE OBLIGATIONS. In addition to investing in fixed rate and adjustable rate CMOs, the Fund may also invest in CMOs with rates that move inversely to market rates ("inverse floaters").

  An inverse floater bears an interst rate that resets in the opposite direction of the change in a specified interest rate index. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters tend to exhibit greater price volatility than fixed-rate bonds of similar maturity and credit quality. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Moreover, the secondary market for inverse floaters may be limited in rising interest rate environments.

ADJUSTABLE RATE MORTGAGE SECURITIES. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (1) rates based on the yield on U.S. Treasury securities and (2) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

  ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities ("POs"), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increase in interest rates. For this reason the Fund does not rely on IOs and POs as the principal means of furthering its investment objective.

MORTGAGE-RELATED SECURITIES -- SPECIAL CONSIDERATIONS. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

  As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting the Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and earlier payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

  Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

  Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

VARIABLE, FLOATING AND LEVERAGED INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

  If permitted by its investment policies, the Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value.

STRUCTURED SECURITIES. Structured securities represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations or foreign government securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

                                   KEYSTONE
                                 FUND FAMILY


                           Quality Bond Fund (B-1)
                         Diversified Bond Fund (B-2)
                         High Income Bond Fund (B-4)
                             Balanced Fund (K-1)
                         Strategic Growth Fund (K-2)
                         Growth and Income Fund (S-1)
                          Mid-Cap Growth Fund (S-3)
                       Small Company Growth Fund (S-4)
                              International Fund
                           Precious Metals Holdings
                                Tax Free Fund
                               Tax Exempt Trust
                                 Liquid Trust



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                           INVESTMENTS

                           Keystone Investment Distributors Company
                           200 Berkeley Street
                           Boston, Massachusetts 02116-5034


                                        [recycle symbol]


B2-P 11/95
27M




                                    KEYSTONE


                                     Photo:
                                   Mother and
                                    daughter
                                    sitting
                                    in wagon



                                  DIVERSIFIED


                                BOND FUND (B-2)




                                     [LOGO]



                                 PROSPECTUS AND
                                  APPLICATION

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

                                DECEMBER 20, 1995

         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Diversified Bond Fund (B-2) (formerly named Keystone Custodian Fund, Series B-2) (the "Fund") dated December 20, 1995. A copy of the prospectus may be obtained from Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) (the "Principal Underwriter"), the Fund's principal underwriter, 200 Berkeley Street, Boston, Massachusetts, 02116-5034, or your broker-dealer.


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                               TABLE OF CONTENTS
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                                                                      Page

         The Fund's Objective and Policies                               2
         Investment Restrictions                                         2
         Valuation of Securities                                         4
         Distributions and Taxes                                         5
         Sales Charges                                                   6
         Distribution Plan                                               8
         The Trust Agreement                                            10
         Investment Manager                                             12
         Investment Adviser                                             14
         Trustees and Officers                                          16
         Principal Underwriter                                          19
         Brokerage                                                      20
         Standardized Total Return
           and Yield Quotations                                         23
         Additional Information                                         23
         Appendix                                                       A-1
         Financial Statements                                           F-1
         Independent Auditors' Report                                   F-16

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                       THE FUND'S OBJECTIVE AND POLICIES
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         The Fund is an open-end, diversified management investment company. The
Fund's investment objective is to provide shareholders with maximum income without undue risk of principal. To achieve this objective, the Fund invests primarily in bonds and obligations that are normally characterized by liberal returns and moderate price fluctuations. Such bonds, which include both secured and unsecured debt obligations, as a group possess a fairly high degree of dependability of interest payments. While the Fund's primary objective is income, the Fund gives careful consideration to security of principal, marketability and diversification. The Fund invests primarily in securities of domestic companies, but may also invest up to 25% of its assets in foreign securities. On August 31, 1995, the Fund owned foreign securities equal to 6% (denominated in US dollars) of its net assets. On May 1, 1995, the Fund changed its name from Keystone Custodian Fund, Series B-2 to its present name.

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                            INVESTMENT RESTRICTIONS
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         None of the restrictions enumerated in this paragraph may be changed without a vote of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding shares.
The Fund will not do the following:

         (1) invest more than 5% of its total assets, computed at market value, in the securities of any one issuer, other than securities issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities;

         (2) invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         (3) borrow money, except that the Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost), or (b) enter into reverse repurchase agreements;

         (4) underwrite securities, except that the Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         (5) purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate, and will not purchase or sell commodities or commodity contracts, except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (6) invest for the primary purpose of exercising control over or management of any issuer;

         (7) make margin purchases or short sales of securities;

         (8) make loans, except that the Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend limited portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements;

         (9) invest more than 25% of its assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

         (10) purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

         Although not fundamental restrictions or policies requiring a shareholders' vote to change, the Fund has undertaken to a state securities authority that, so long as the state authority requires and shares of the Fund are registered for sale in that state, the Fund will (1) limit its purchase of warrants to 5% of net assets, of which 2% may be warrants not listed on the New York or American Stock Exchange; (2) not invest in real estate limited partnership interests; and (3) not invest in oil, gas or other mineral leases.

         Additional restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Fund, officers, Trustees or Directors of the Fund, Keystone Management, Inc. ("Keystone Management") or Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone"), each owning beneficially more than 1/2 of 1% of the securities of such issuer, own, in the aggregate, more than 5% of the securities of such issuer, or such persons or management personnel of the Fund, Keystone Management or Keystone have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to Keystone Management, Keystone or any affiliate thereof or any of their Directors, officers or employees.

         The Fund has no current intention of attempting to increase its net income by borrowing and currently intends to repay any borrowings made in accordance with the third investment restriction enumerated above before it makes any additional investments.

         The Fund intends to follow policies of the Securities and Exchange Commission as they are adopted from time to time with respect to illiquid securities, including, at this time, (1) treating as illiquid securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued such securities on its books and (2) limiting its holdings of such securities to 15% of its net assets.

         In order to permit the sale of Fund shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

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                            VALUATION OF SECURITIES
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         Current value for the Fund's portfolio securities is determined in the following manner:

         Securities that are traded on an established exchange are valued on the basis of the last sales price on the exchange where the securities are primarily traded prior to the time of the valuation. Securities traded in the over-the-counter market, for which complete quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation. Short-term money market instruments that are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term money market instruments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term money market instruments having maturities of more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and in any case reflects fair value as determined by the Fund's Board of Trustees.

         The Board of Trustees values the following at prices it deems in good faith to be fair: (1) securities, including restricted securities, for which complete quotations are not readily available; (2) listed securities, if in the Fund's opinion the last sales price does not reflect a current market value or if no sale occurred; and (3) other assets. While market quotations may be readily available for certain long-term corporate bonds and notes, such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

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                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

         The Fund ordinarily makes distributions in shares of the Fund or, at the option of the shareholder, in cash. All shareholders may reinvest dividends without being subject to a deferred sales charge when shares so purchased are redeemed. Shareholders who have opted prior to the record date to receive shares with regard to capital gains and/or income distributions will have the number of such shares determined on the basis of the share value computed at the end of the day on the record date after adjustment for the distribution. Net asset value is used in computing the appropriate number of shares in both a capital gains distribution and an income distribution reinvestment.

         The Fund will make distributions from its net investment income on or about the 5th day of each month and net capital gains, if any, at least annually. Unless the Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         The Fund's income distributions are largely derived from interest on bonds and thus are not to any significant degree eligible in whole or in part for the 70% corporate dividends received deduction. Distributed long-term capital gains are taxable as such to the shareholder whether received in cash or in additional Fund shares and regardless of the period of time Fund shares have been held by the shareholder. Distributions designated by the Fund as capital gains dividends are not eligible for the 70% corporate dividends received deduction. If the net asset value of shares were reduced below a shareholder's cost by distribution of capital gains realized on sales of securities, such distribution to the extent of the reduction would be a return of investment though taxable as stated above. Since distributions of capital gains depend upon securities profits actually realized, they may or may not occur. The foregoing comments relating to the taxation of dividends and distributions paid on the Fund's shares relate solely to federal income taxation. Such dividends and distributions may also be subject to state and local taxes. Shareholders of the Fund will be advised annually of the federal tax status of distributions.

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                                 SALES CHARGES
--------------------------------------------------------------------------------

         In order to reimburse the Fund for certain expenses relating to the sale of its shares (see "Distribution Plan"), a contingent deferred sales charge may be imposed at the time of redemption of certain Fund shares within four calendar years after their purchase. If imposed, the contingent deferred sales charge is deducted from the redemption proceeds otherwise payable to the shareholder. Since July 8, 1992, the deferred sales charge attributable to shares purchased prior to January 1, 1992 has been retained by the Fund, and the deferred sales charge attributable to shares purchased after January 1, 1992 is, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter. During the fiscal year ended August 31, 1995, the Fund recovered $32,800 in deferred sales charges.

         The contingent deferred sales charge is a declining percentage of the lesser of (1) the net asset value of the shares redeemed, or (2) the total cost of such shares. No deferred sales charge is imposed when the shareholder redeems amounts derived from (1) increases in the value of his account above the total cost of such shares due to increases in the net asset value per share of the Fund, or (2) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions, or (3) shares held in all or part of more than four consecutive calendar years.

         Subject to the limitations stated above, the Fund imposes the deferred sales charge according to the following schedule: 4% of amounts redeemed during the calendar year of purchase; 3% of amounts redeemed during the calendar year after the year of purchase; 2% of amounts redeemed during the second calendar year after the year of purchase; and 1% of amounts redeemed during the third calendar year after the year of purchase. No deferred sales charge is imposed on amounts redeemed thereafter.

         The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a purchase payment of $10,000 during the calendar year 1995 and on a given date in 1996 the value of the investor's account has grown through investment performance and reinvestment of distributions to $12,000. On such date in 1996, the investor could redeem up to $2,000 ($12,000 minus $10,000) without incurring a deferred sales charge. If, on such date, the investor should redeem $3,000, a deferred sales charge would be imposed on $1,000 of the redemption (the amount by which the investor's account was reduced by the redemption below the amount of the initial purchase payment). The charge would be imposed at the rate of 3% (because the redemption is made during the calendar year after the calendar year of purchase) and would total $30.

         In determining whether a contingent deferred sales charge is payable and, if so, the percentage charge applicable, it is assumed that shares held the longest are the first to be redeemed. There is no contingent deferred sales charge on permitted exchanges of shares between Keystone funds that have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act. Moreover, when shares of one such fund have been exchanged for shares of another such fund, for purposes of any future contingent deferred sales charge, the calendar year of the purchase of the shares of the fund exchanged into is assumed to be the year shares tendered for exchange were originally purchased.

         Shares also may be sold, to the extent permitted by applicable law, regulations, interpretations or exemptions, at net asset value without the imposition of a deferred sales charge, upon redemption of shares by (1) officers, Directors, Trustees, full-time employees and sales representatives of Keystone Management, Keystone, Keystone Investments, Inc. (formerly named Keystone Group, Inc.), Harbor Capital Management Company, Inc., their subsidiaries and the Principal Underwriter who have been such for not less than ninety days; and (2) the pension and profit-sharing plans established by said companies, their subsidiaries and affiliates, for the benefit of their officers, Directors, Trustees, full-time employees and sales representatives, provided all such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         In addition, no contingent deferred sales charge is imposed on a redemption of shares of the Fund purchased by a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in shares of the Fund, any other Keystone Investments Family of Funds (as hereinafter defined), Keystone Precious Metals Holdings, Inc., Keystone International Fund Inc., Keystone Tax Exempt Trust, Keystone Tax Free Fund, Keystone Liquid Trust and/or any Keystone America Fund (as hereinafter defined) is at least $500,000 and any commission paid by the Fund and such other funds at the time of such purchase is not more than 1% of the amount invested.

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                               DISTRIBUTION PLAN
--------------------------------------------------------------------------------

         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a Distribution Plan containing certain provisions set forth in Rule 12b-1. The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 (the "Distribution Plan").

         The Fund's Distribution Plan provides that the Fund may expend up to 0.3125% quarterly (approximately 1.25% annually) of the average daily net asset value of its shares to pay distribution costs for sales of its shares and to pay shareholder service fees. The NASD rule limits such annual expenditures to 1%, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The aggregate amount that the Fund may pay for such distribution costs is limited to 6.25% of gross share sales since the inception of the Fund's Distribution Plan plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges paid by shareholders to the Principal Underwriter).

         Payments under the Distribution Plan are currently made to the Principal Underwriter (which may reallow all or part to others) (1) as commissions for Fund shares sold; and (2) as shareholder service fees in respect of shares maintained by the recipients on the Fund's books for specific periods. Amounts paid or accrued to the Principal Underwriter under (1) and (2) in the aggregate may not exceed the annual limitation referred to above. The Principal Underwriter generally reallows to brokers or others a commission equal to 4% of the price paid for each Fund share sold as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients on the books of the Fund for specified periods.

         If the Fund is unable to pay the Principal Underwriter a commission on a new sale because the annual maximum (0.75% of average daily net assets) has been reached, the Principal Underwriter intends, but is not obligated, to continue to accept new orders for the purchase of Fund shares and to pay commissions and service fees to dealers in excess of the amount it currently receives from the Fund. While the Fund is under no contractual obligation to repay the Principal Underwriter for such amounts in excess of Distribution Plan limitations, the Principal Underwriter intends to seek full payment of such charges from the Fund (together with interest rate of prime plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. The Principal Underwriter currently intends to seek payment of interest only on such charges paid or accrued by the Principal Underwriter subsequent to July 7, 1992. If the Fund's independent Trustees ("Independent Trustees") authorize such payments, the effect will be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Distribution Plan. If the Distribution Plan is terminated, the Principal Underwriter will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such amounts. If under changing conditions the Principal Underwriter were to seek payment of interest on such amounts, any such interest payments also would have to be approved by the Independent Trustees (and possibly the shareholders).

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limit specified above, and the amounts and purposes of expenditures under the Distribution Plan must be reported to the Fund's Rule 12b-1 Trustees ("Rule 12b-1 Trustees") quarterly. The Fund's Rule 12b-1 Trustees may require or approve changes in the implementation or operation of the Distribution Plan, and may require that total expenditures by the Fund under the Distribution Plan be kept within limits lower than the maximum amount permitted by the Distribution Plan as stated above. If such costs are not limited by the Independent Trustees, such costs could, for some period of time, be higher than such costs permitted by most other plans presently adopted by other investment companies.

         The Distribution Plan may be terminated at any time by vote of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by the Trustees, including the Fund's Rule 12b-1 Trustees.

         While the Distribution Plan is in effect, the Fund is required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.


         During the fiscal year ended August 31, 1995, the Fund paid the Principal Underwriter $7,545,356 under the Distribution Plan. During the fiscal year, the Principal Underwriter received $4,329,322 after payment of commissions on new sales and service fees to dealers and others of $3,216,034.


         Whether any expenditure under the Distribution Plan is subject to a state expense limit will depend upon the nature of the expenditure and the terms of the state law, regulation or order imposing the limit. A portion of the Fund's Distribution Plan expenses may be includable in the Fund's total operating expenses for purposes of determining compliance with state expense limits.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plan have benefited the Fund.

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                              THE TRUST AGREEMENT
--------------------------------------------------------------------------------

         The Fund is a Pennsylvania common law trust established under a Declaration of Trust Agreement, amended and restated as of December 19, 1989 (the "Restatement of Trust Agreement"). The Restatement of Trust Agreement provides for a Board of Trustees, and enables the Fund to enter into an agreement with an investment manager and/or adviser to provide the Fund with investment advisory, management and administrative services. A copy of the Restatement of Trust Agreement is filed as an exhibit to the Fund's Registration Statement, of which this statement of additional information is a part. This summary is qualified in its entirety by reference to the Restatement of Trust Agreement.

DESCRIPTION OF SHARES

         The Restatement of Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest and the creation of additional series and/or classes of series of Fund shares. Each share represents an equal proportionate interest in the Fund with each other share of that class. Upon liquidation, shares are entitled to a pro rata share in the net assets of their class of Fund shares. Shareholders shall have no preemptive or conversion rights. Shares are transferable. The Fund currently intends to issue only one class of shares.

SHAREHOLDER LIABILITY

         Pursuant to court decisions or other theories of law, shareholders of a Pennsylvania common law trust could possibly be held personally liable for the obligations of the Fund. The possibility of Fund shareholders incurring financial loss under such circumstances appears to be remote, however, because the Restatement of Trust Agreement (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

VOTING RIGHTS

         Under the terms of the Restatement of Trust Agreement, the Fund does not hold annual meetings. At shareholder meetings, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. No amendment may be made to the Restatement of Trust Agreement, however, that adversely affects any class of shares without the approval of a majority of the shares of that class. There shall be no cumulative voting in the election of Trustees.

         After the initial meeting electing Trustees, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law and may appoint successor Trustees. A Trustee may cease to hold office or may be removed from office (as the case may be) (1) at any time by two-thirds vote of the remaining Trustees;
(2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Any Trustee may voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Restatement of Trust Agreement provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Restatement of Trust Agreement shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of all assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

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                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

         Subject to the general supervision of the Fund's Board of Trustees, Keystone Management, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as investment manager to the Fund and is responsible for the overall management of the Fund's business and affairs. Keystone Management, organized in 1989, is a wholly-owned subsidiary of Keystone, and its directors and principal executive officers have been affiliated with Keystone, a seasoned investment adviser, for a number of years. Keystone Management also serves as investment manager to each of the other Keystone Investments Family of Funds and to certain other Keystone funds.

         Except as otherwise noted below, pursuant to an Investment Management Agreement with the Fund (the "Management Agreement"), and subject to the supervision of the Fund's Board of Trustees, Keystone Management manages and administers the operation of the Fund and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Management Agreement stipulates that Keystone Management shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Management Agreement and pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment manager as well as pay all expenses of Keystone Management incurred in connection with the provision of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone Management, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Fund's Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the Securities and Exchange Commission (sometimes referred to herein as the "SEC" or the "Commission") or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Management Agreement permits Keystone Management to enter into an agreement with Keystone or another investment adviser, under which Keystone or such other investment adviser, as investment adviser, will provide substantially all the services to be provided by Keystone Management under the Management Agreement. The Management Agreement also permits Keystone Management to delegate to Keystone or another investment adviser substantially all of the investment manager's rights, duties and obligations under the Management Agreement. Services performed by Keystone Management include (1) performing research and planning with respect to (a) the Fund's qualification as a regulated investment company under Subchapter M of the Internal Revenue Code, (b) tax treatment of the Fund's portfolio investments, (c) tax treatment of special corporate actions (such as reorganizations), (d) state tax matters affecting the Fund, and (e) the Fund's distributions of income and capital gains; (2) preparing the Fund's federal and state tax returns; and (3) providing services to the Fund's shareholders in connection with federal and state taxation and distributions of income and capital gains.

         The Fund pays Keystone Management a fee for its services at the annual rate of:
                                                                 Aggregate Net
Annual                                                      Asset Value of the
Management Fee                     Income                   Shares of the Fund
--------------             --------------------------       --------------------
                           2% of Gross Dividend, and
                             Interest Income, Plus

0.50% of the first                                         $  100,000,000 plus
0.45% of the next                                          $  100,000,000 plus
0.40% of the next                                          $  100,000,000 plus
0.35% of the next                                          $  100,000,000 plus
0.30% of the next                                          $  100,000,000 plus
0.25% of amounts over                                      $  500,000,000;

computed as of the close of business on each business day and paid daily.

         The Fund is subject to certain state annual expense limitations, the most restrictive of which is as follows:

         2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Fund average net assets; and 1.5% of Fund average net assets over $100 million.

         Capital charges and certain expenses, including a portion of the Fund's Distribution Plan expenses, are not included in the calculation of the state expense limitation. This limitation may be modified or eliminated in the future.

         As a continuing condition of registration of shares in a state, Keystone Management has agreed to reimburse the Fund annually for certain operating expenses incurred by the Fund in excess of certain percentages of the Fund's average daily net assets. Keystone Management is not required, however, to make such reimbursements to the extent it would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. This condition may be modified or eliminated in the future.

         The Management Agreement will continue in effect only if approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the outstanding shares, and such renewal has been approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Management Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         For additional discussion of fees paid to Keystone Management, see "Investment Adviser" below.

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                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

         Pursuant to its Management Agreement with the Fund, Keystone Management has delegated its investment management functions, except for certain administrative and management services, to Keystone and has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Keystone under which Keystone provides investment advisory and management services to the Fund.

         Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         Keystone Investments is a corporation privately owned by current and former members of Keystone's management and its affiliates. The shares of Keystone Investments common stock beneficially owned by management are held in a number of voting trusts, the trustees of which are George S. Bissell, Albert H. Elfner, III, Edward F. Godfrey, and Ralph J. Spuehler, Jr. Keystone Investments provides accounting, bookkeeping, legal, personnel and general corporate services to Keystone Management, Keystone, their affiliates and the Keystone Investments Family of Funds.

         Pursuant to the Advisory Agreement, Keystone receives for its services an annual fee representing 85% of the management fee received by Keystone Management under the Management Agreement.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone manages and administers the Fund's operation and manages the investment and reinvestment of the Fund's assets in conformity with the Fund's investment objective and restrictions. The Advisory Agreement stipulates that Keystone shall provide office space, all necessary office facilities, equipment and personnel in connection with its services under the Advisory Agreement and pay or reimburse the Fund for the compensation of Fund officers and Trustees who are affiliated with the investment adviser and will pay all expenses of Keystone incurred in connection with the provision of its services. All charges and expenses, other than those specifically referred to as being borne by Keystone, will be paid by the Fund, including, but not limited to, custodian charges and expenses; bookkeeping and auditors' charges and expenses; transfer agent charges and expenses; fees of Independent Trustees; brokerage commissions, brokers' fees and expenses; issue and transfer taxes; costs and expenses under the Fund's Distribution Plan; taxes and trust fees payable to governmental agencies; the cost of share certificates; fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; expenses of shareholders' and Trustees' meetings; charges and expenses of legal counsel for the Fund and for the Trustees of the Fund on matters relating to the Fund; charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         During the fiscal year ended August 31, 1993, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $4,866,030, which represented 0.52% of the Fund's average net assets. Of such amount paid to Keystone Management, $4,136,126 was paid to Keystone for its services to the Fund.

         During the fiscal year ended August 31, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $4,624,138 which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $3,930,517 was paid to Keystone for its services to the Fund.

         During the fiscal year ended August 31, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $3,982,976, representing 0.53% of the Fund's average net assets. Of such amount paid to Keystone Management, $3,385,529 was paid to Keystone for its services to the Fund.

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:

*ALBERT H. ELFNER, III: President, Chief Executive Officer and Trustee of the
         Fund; Chairman of the Board, President, Director and Chief Executive Officer of Keystone Investments, Inc. ("Keystone Investments"); President, Chief Executive Officer and Trustee or Director of all 30 Funds in the Keystone Investments Family of Funds; Director and Chairman of the Board, Chief Executive Officer and Vice Chairman of Keystone Investment Management Company ("Keystone"); Chairman of the Board and Director of Keystone Institutional Company, Inc. ("Keystone Institutional") (formerly named Keystone Investment Management Corporation), and Keystone Fixed Income Advisors ("KFIA"); Director, Chairman of the Board, Chief Executive Officer and President of Keystone Management, Inc. ("Keystone Management"), Keystone Software Inc. ("Keystone Software"); former Director and President of Hartwell Keystone Advisers, Inc. ("Hartwell Keystone"); Director and President of Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Director of Keystone Investment Distributors Company ("the Principal Underwriter"), Keystone Investor Resource Center, Inc. ("KIRC"), and Fiduciary Investment Company, Inc. ("FICO"); former Director and Vice President of Robert Van Partners, Inc.; Director of Boston Children's Services Association; Trustee of Anatolia College, Middlesex School, and Middlebury College; Member, Board of Governors, New England Medical Center; and former Trustee of Neworld Bank.

FREDERICK AMLING: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Professor, Finance Department, George Washington University; President, Amling & Company (investment advice); Member, Board of Advisers, Credito Emilano (banking); and former Economics and Financial Consultant, Riggs National Bank.

CHARLES A. AUSTIN III: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Investment Counselor to Appleton Partners, Inc.; former Managing Director, Seaward Management Corporation (investment advice) and former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice).

*GEORGE S. BISSELL: Chairman of the Board and Trustee of the Fund; Director of
         Keystone Investments; Chairman of the Board and Trustee or Director of all other Keystone Investments Funds; Chairman of the Board and Trustee of Anatolia College; Trustee of University Hospital (and Chairman of its Investment Committee); former Chairman of the Board and Chief Executive Officer of Keystone Investments; former Director and Chairman of the Board of Hartwell Keystone; and former Chief Executive Officer of the Fund.

EDWIN D. CAMPBELL: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Executive Director, Coalition of Essential Schools, Brown University; Director and former Executive Vice President, National Alliance of Business; former Vice President, Educational Testing Services; and former Dean, School of Business, Adelphi University.

CHARLES F. CHAPIN: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; former Group Vice President, Textron Corp.; and former Director, Peoples Bank (Charlotte, N.C).

LEROY KEITH, JR.: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund; and former President, Morehouse College.

K. DUN GIFFORD: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Chairman of the Board, Director and Executive Vice President, The London Harness Company; Managing Partner, Roscommon Capital Corp.; Trustee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and Wine; Chief Executive Officer, Gifford Gifts of Fine Foods; Chairman, Gifford, Drescher & Associates (environmental consulting); President, Oldways Preservation and Exchange Trust (education); and former Director, Keystone Investments and Keystone.

F. RAY KEYSER, JR.: Trustee of the Fund; Trustee or Director of all other Keystone Investments Funds; Of Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc. and the Investment Company Institute; former Governor of Vermont; former Director and President, Associated Industries of Vermont; former Chairman and President, Vermont Marble Company; former Director of Keystone; and former Director and Chairman of the Board, Green Mountain Bank.

DAVID M. RICHARDSON: Trustee of the Fund; Trustee or Director of all other
         Keystone Investments Funds; Executive Vice President, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); and Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and J & M Cumming Paper Co.

RICHARD J. SHIMA: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association and Enhanced Financial Services, Inc.; Member, Georgetown College Board of Advisors; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood-Oxford School and Greater Hartford YMCA; former Director, Executive Vice President and Vice Chairman of The Travelers Corporation; and former Managing Director of Russell Miller, Inc.

ANDREW J. SIMONS: Trustee of the Fund; Trustee or Director of all other Keystone
         Investments Funds; Partner, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C.; former President, Nassau County Bar Association; former Associate Dean and Professor of Law, St. John's University School of Law.

EDWARD F. GODFREY: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; Director, Senior Vice President, Chief Financial Officer and Treasurer of Keystone Investments, the Principal Underwriter, Keystone Asset Corporation, Keystone Capital Corporation, and Keystone Trust Company; Treasurer of Keystone Institutional, and FICO; Treasurer and Director of Keystone Management, Keystone Software; Vice President and Treasurer of KFIA; Director of KIRC; former Treasurer and Director of Hartwell Keystone and Keystone; and former Treasurer of Robert Van Partners, Inc.

JAMES R. McCALL: Senior Vice President of the Fund; Senior Vice President of all other Keystone Investments Funds; and President of Keystone.

KEVIN J. MORRISSEY: Treasurer of the Fund; Treasurer of all other Keystone
         Investments Funds; Vice President of Keystone Investments; Assistant Treasurer of FICO and Keystone; and former Vice President and Treasurer of KIRC.

ROSEMARY D. VAN ANTWERP: Senior Vice President and Secretary of the Fund; Senior
         Vice President and Secretary of all other Keystone Investments Funds; Senior Vice President, General Counsel and Secretary of Keystone; Senior Vice President, General Counsel, Secretary and Director of the Principal Underwriter, Keystone Management and Keystone Software; Senior Vice President and General Counsel of Keystone Institutional; Senior Vice President, General Counsel and Director of FICO and KIRC: former Senior Vice President and former Secretary of Hartwell Keystone and Robert Van Partners, Inc.; Vice President and Secretary of KFIA; Senior Vice President, General Counsel and Secretary of Keystone Investments, Keystone Asset Corporation, Keystone Capital Corporation and Keystone Trust Company.

* This Trustee may be considered an "interested person" within the meaning of the 1940 Act.

         Mr. Bissell and Mr. Elfner are "interested persons" by virtue of their positions as officers and/or Directors of Keystone Investments and several of its affiliates including Hartwell Keystone, the Principal Underwriter and KIRC. Mr. Bissell and Mr. Elfner own shares of Keystone Investments. Mr. Bissell is a Director of Keystone Investments. Mr. Elfner is Chairman of the Board, Chief Executive Officer and Director of Keystone Investments.


         During the fiscal year ended August 31, 1995, no Trustee affiliated with Keystone or any officer received any direct remuneration from the Fund. During this same period, the nonaffiliated Trustees received $40,014 in retainers and fees from the Fund. For the twelve month period ended December 31, 1995, aggregate compensation paid to Independent Trustees on a complex wide basis was $585,990. As of November 30, 1995, the Trustees, officers and members of the Advisory Board of Keystone beneficially owned less than 1% of the Fund's outstanding shares.


         The address of all the Fund's Trustees, officers and Advisory Board members is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
                             PRINCIPAL UNDERWRITER
--------------------------------------------------------------------------------

         Pursuant to a Principal Underwriting Agreement ("Underwriting Agreement"), the Principal Underwriter acts as the Fund's principal underwriter. The Principal Underwriter, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a Delaware corporation wholly-owned by Keystone. The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from brokers, dealers and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Principal Underwriter will bear the expense of preparing, printing and distributing advertising and sales literature and prospectuses used by it. In its capacity as principal underwriter, the Principal Underwriter may receive payments from the Fund pursuant to the Fund's Distribution Plan.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved by a majority of the Fund's Independent Trustees at least annually at a meeting called for that purpose, and if its continuance is approved annually by vote of a majority of Trustees, or by vote of a majority of the outstanding shares.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares. The Underwriting Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         From time to time, if in the Principal Underwriter's judgment it could benefit the sales of Fund shares, the Principal Underwriter may use its discretion in providing to selected dealers promotional materials and selling aids including, but not limited to, personal computers, related software and Fund data files.


         For the fiscal years ended August 31, 1993 and 1994, the Principal Underwriter earned commissions of $4,799,745 and $5,118,615, respectively, after allowing commissions and service fees of $8,804,930 and $5,770,600, respectively, to retail dealers under the Distribution Plan. For the fiscal year ended August 31, 1995, the Principal Underwriter received $4,329,322 after payments of commissions on new sales and services to dealers and others of $3,216,034.

--------------------------------------------------------------------------------
                                   BROKERAGE
--------------------------------------------------------------------------------

         It is the policy of the Fund, in effecting transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other costs paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid.

         Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Any such research and other statistical and factual information provided by brokers to the Fund, Keystone Management or Keystone is considered to be in addition to and not in lieu of services required to be performed by Keystone Management under its Management Agreement with the Fund or Keystone under its Advisory Agreement with Keystone Management. The cost, value and specific application of such information are indeterminable and cannot be practically allocated among the Fund and other clients of Keystone Management or Keystone who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Management Agreement and the Advisory Agreement, Keystone Management and Keystone are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone Management and Keystone do follow such a practice, they will do so on a basis which is fair and equitable to the Fund.

         The Fund expects that purchases and sales of bonds and money market instruments usually will be principal transactions. Bonds and money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group.

         Neither Keystone, Keystone Management, nor the Fund have any intention of placing securities transactions with any particular broker-dealer or group thereof. The Fund's Board of Trustees, however, has determined that the Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Fund with respect to brokerage is and will be reviewed by the Fund's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Fund are made independently by Keystone Management or Keystone from those of the other funds and investment accounts managed by Keystone Management or Keystone. It may frequently develop that the same investment decision is made for more than one fund. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more funds or accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula that is equitable to each fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

         For the fiscal years ended August 31, 1993, 1994 and 1995, the Fund paid no brokerage commissions.

         In no instance are portfolio securities purchased from or sold to Keystone Management, Keystone, the Principal Underwriter or any of their "affiliated persons", as defined in the 1940 Act and rules and regulations issued thereunder.

--------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
--------------------------------------------------------------------------------

         Total return quotations for the Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over the one, five and ten year periods on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the one, five or ten year periods.

         The cumulative total returns of the Fund for the one, five and ten year periods ended August 31, 1995 were 5.17% (including contingent deferred sales charge), 51.98% and 110.34%, respectively. The average annual compounded returns for the five and ten year periods ended August 31, 1995 were 8.73% and 7.72%, respectively.

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of the Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         The current yield of the Fund for the 30-day period ended August 31, 1995 was 6.78%.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all securities and cash of the Fund (the "Custodian"). The Custodian may hold securities of some foreign issuers outside the U.S. The Custodian performs no investment management functions for the Fund but, in addition to its custodial services, is responsible for accounting and related recordkeeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         KIRC, 101 Main Street, Cambridge, Massachusetts 02142, a wholly owned subsidiary of Keystone, acts as transfer agent and dividend disbursing agent for the Fund.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.


         On November 30, 1995, Merrill Lynch, Pierce, Fenner & Smith, Att.: Book Entry, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246-6484 owned 13.265% of the Fund's then outstanding shares.


         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the Fund's Registration Statement filed with the SEC, which may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                       COMMON AND PREFERRED STOCK RATINGS

A.       S&P'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Because the investment process involves assessment of various factors, such as product and industry position, corporate resources and financial policy, with results that make some common stocks more highly esteemed than others, Standard & Poor's Corporation ("S&P") believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. S&P rankings, however, do not reflect all of the factors, tangible or intangible, that bear on stock quality.

         Growth and stability of earnings and dividends are deemed key elements in establishing S&P earnings and dividend rankings for common stocks, which capsulize the nature of this record in a single symbol.

         S&P has established a computerized scoring system based on per share earnings and dividend records of the most recent ten years, a period deemed long enough to measure a company's performance under varying economic conditions. S&P measures growth, stability within the trend line and cyclicality. The ranking system also makes allowances for company size, since large companies have certain inherent advantages over small ones. From these scores for earnings and dividends are determined.

         The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample which is reviewed and sometimes modified with the following ladder of rankings:

         A+  Highest              B+  Average              C  Lowest
         A   High                 B   Below Average        D  In Reorganization
         A-  Above Average        B-  Lower

         S&P believes its rankings are not a forecast of future market price performance, but are basically an appraisal of past performance of earnings and dividends, and relative current standing.

B.       MOODY'S COMMON STOCK RANKINGS

         Moody's Investor Service ("Moody's") presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes; (c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (i) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)  High Grade
         (2)  Investment Grade
         (3)  Medium Grade
         (4)  Speculative Grade

C.       MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates thatthe security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              LIMITED PARTNERSHIPS

         The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development and other projects.

         For an organization classified as a partnership under the Internal Revenue Code, each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

         A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the Securities and Exchange Commission and are freely exchanged on a securities exchange or in the over-the-counter market.

                             CORPORATE BOND RATINGS

A.       S&P CORPORATE BOND RATINGS

         An S&P corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b. Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC AND C - Debt rated BB, B, CCC, CC AND C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B.       MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                          ZERO COUPON "STRIPPED" BONDS

         A zero coupon "stripped" bond represents ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Coupon zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

         In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

         For federal income tax purposes, a purchaser of principal zero coupon bonds or coupon zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and coupon zero coupon bonds representing interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market values at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds items.

                           PAYMENT-IN-KIND SECURITIES

         Payment-in-Kind (PIK) securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of 11 years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

         PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

         An advantage of PIKs for the issuer - as with zero coupon securities - is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

         As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

         Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount, because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

         Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. 68% of the PIK debentures issued prior to 1987 have already been redeemed, and approximately 35% of the over $10 billion PIK debentures issued through year-end 1988 have been retired.

                          EQUIPMENT TRUST CERTIFICATES

         Equipment Trust Certificates are a mechanism for financing the purchase of transportation equipment, such as railroad cars and locomotives, trucks, airplanes and oil tankers.

         Under an equipment trust certificate, the equipment is used as the security for the debt and title to the equipment is vested in a trustee. The trustee leases the equipment to the user, i.e. the railroad, airline, trucking or oil company. At the same time equipment trust certificates in an aggregate amount equal to a certain percentage of the equipment's purchase price are sold to lenders. The trustee pays the proceeds from the sale of certificates to the manufacturer. In addition, the company using the equipment makes an initial payment of rent equal to their balance of the purchase price to the trustee, which the trustee then pays to the manufacturer. The trustee collects lease payments from the company and uses the payments to pay interest and principal on the certificates. At maturity, the certificates are redeemed and paid, the equipment is sold to the company and the lease is terminated.

         Generally, these certificates are regarded as obligations of the company that is leasing the equipment and are shown as liabilities on its balance sheet. However, the company does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee terminates the lease. If another lessee is available, the trustee leases the equipment to another user and makes payments on the certificates from new lease rentals.

                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper are limited to those rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch Investors Service, Inc. ("Fitch"). These ratings and other money market instruments are described as follows:

COMMERCIAL PAPER RATINGS

         Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

UNITED STATES GOVERNMENT SECURITIES

         Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by U.S. Government agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. Government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation or Federal Savings and Loan Insurance Corporation.

CERTIFICATES OF DEPOSIT

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks (including their branches abroad) and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in assets as of the date of their most recently published financial statements, or of savings and loan associations which are members of the Federal Savings and Loan Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

         Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total assets at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                              OPTIONS TRANSACTIONS

WRITING COVERED OPTIONS

         The Fund writes only covered options. Options written by the Fund will normally have expiration dates of not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written.

         Unless the option has been exercised, the Fund may close out an option it has written by effecting a closing purchase transaction, whereby it purchases an option covering the same underlying security and having the same exercise price and expiration date ("of the same series") as the one it has written. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security. If the Fund is able to enter into a closing purchase transaction, the Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.

         An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect a closing transaction in a particular option. If the Fund as a covered call option writer is unable to effect a closing purchase transaction, it will not be able to sell the underlying securities until the option expires or it delivers the underlying securities upon exercise.

         Because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code, the extent to which the Fund may write covered call options and enter into so-called "straddle" transactions involving put and call options may be limited.

         Many options are traded on registered securities exchanges. Options traded on such exchanges are issued by the Options Clearing Corporation ("OCC"), a clearing corporation which assumes responsibility for the completion of options transactions.

PURCHASING PUT AND CALL OPTIONS

         The Fund can close out a put option it has purchased by effecting a closing sale transaction; for example, the Fund may close out a put option it has purchased by selling a put option. If, however, a secondary market does not exist at a time the Fund wishes to effect a closing sale transaction, the Fund will have to exercise the option to realize any profit. In addition, in a transaction in which the Fund does not own the security underlying a put option it has purchased, the Fund would be required, in the absence of a secondary market, to purchase the underlying security before it could exercise the option. In each such instance, the Fund would incur additional transaction costs.

         The Fund may also purchase call options for the purpose of offsetting previously written call options of the same series.

         The Fund will not purchase a put option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund's ability to purchase put and call options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

OPTION WRITING AND RELATED RISKS

         The Fund may write covered call and put options. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

         So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time as the writer effects a closing purchase transaction by purchasing an option of the same series as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. For options traded on national securities exchanges (Exchanges), to secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the OCC, an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the order side of every purchase and sale transaction on an Exchange and, by doing so, gives its guarantee to the transaction.

         The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of a premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price, even though the security price may fall below the exercise price at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill his obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security. In addition, the premium paid for the put effectively increases the cost of the underlying security, thus reducing the yield otherwise available from such securities.

         Because the Fund can write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

         To the extent that a secondary market is available, the covered option writer may close out options it has written prior to the assignment of an exercise notice by purchasing, in a closing purchase transaction, an option of the same series as the option previously written. If the cost of such a closing purchase, plus transaction costs, is greater than the premium received upon writing the original option, the writer will incur a loss in the transaction.

OPTIONS TRADING MARKETS

         Options which the Fund will trade are generally listed on national securities exchanges (Exchanges). Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the New York, American, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on its use of options discussed herein, the Fund is subject to the investment restrictions described in the prospectus and the statement of additional information.

         The staff of the Securities and Exchange Commission is of the view that the premiums that a Fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether the Fund is in compliance with its fundamental investment restrictions relating to illiquid securities.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

         ON TREASURY BONDS AND NOTES. Because trading interest in U.S. Treasury bonds and notes tends to center on the most recently auctioned issues, new series of options with expirations to replace expiring options on particular issues will not be introduced indefinitely. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

         ON TREASURY BILLS. Because the deliverable U.S. Treasury bill changes from week to week, writers of U.S. Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in U.S. Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian liquid assets maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

         ON GNMA CERTIFICATES. Options on GNMA certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options in the over-the-counter market or, should they commence trading, on any Exchange.

         Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered.

         A GNMA certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to present cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA certificate with a certificate which represents cover. When the Fund closes its position or replaces the GNMA certificate, it may realize an unanticipated loss and incur transaction costs.

         RISKS PERTAINING TO THE SECONDARY MARKET. An option position may be closed out only in a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and for some options no secondary market may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and might incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed on transactions; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange or by a broker; (v) inadequacy of the facilities of an Exchange, the OCC or a broker to handle current trading volume; or (vi) a decision by one or more Exchanges or a broker to discontinue the trading of options (or a particular class or series of options), in which event the secondary market in that class or series of options would cease to exist, although outstanding options that had been issued as a result of trades would generally continue to be exercisable in accordance with their terms.

         The hours of trading for options on U.S. government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

               FUTURES CONTRACTS AND RELATED OPTIONS TRANSACTIONS

         The Fund intends to enter into currency and other financial futures contracts as a hedge against changes in prevailing levels of interest or currency exchange rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities or currencies held by the Fund or to be acquired by the Fund. The Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest or currency exchange rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest or currency exchange rates.

         For example, when the Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, the Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that the Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by so doing, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

         The Fund intends to engage in options transactions which are related to currency and other financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

         Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce the Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While the Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

FUTURES CONTRACTS

         Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the commodity specified at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify currencies, financial instruments or financially based indexes as the underlying commodity.

         U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the U.S. are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

INTEREST RATE FUTURES CONTRACTS

         The sale of an interest rate futures contract creates an obligation by the Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by the Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, Government National Mortgage Association ("GNMA") certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills, and U.S. Treasury notes are backed by the full faith and credit of the U.S. government and GNMA certificates are guaranteed by a U.S. government agency, the futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

INDEX BASED FUTURES CONTRACTS

STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the common stocks included in the index. The index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement by which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the closing value of the stock index on the expiration date of the contract and the price at which the futures contract is originally made. No physical delivery of the underlying stocks in the index is made.

         Currently, stock index futures contracts can be purchased or sold on the Standard and Poor's Corporation ("S&P") Index of 500 Stocks, the S&P Index of 100 Stocks, the New York Stock Exchange Composite Index, the Value Line Index and the Major Market Index. It is expected that futures contracts trading in additional stock indices will be authorized. The standard contract size is $500 times the value of the index.

         The Fund does not believe that differences between existing stock indices will create any differences in the price movements of the stock index futures contracts in relation to the movements in such indices. However, such differences in the indices may result in differences in correlation of the futures with movements in the value of the securities being hedged.

OTHER INDEX BASED FUTURES CONTRACTS

         It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indices or other measures, such as the consumer price index. In the event that such futures contracts are developed, the Fund will sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

         The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by the Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

         Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when the Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and the Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

         The Fund intends to enter into arrangements with its Custodian and with Brokers to enable its initial margin and any variation margin to be held in a segregated account by its Custodian on behalf of the Broker.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which the Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which the Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of the Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of any transaction costs incurred by the Fund.

         As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase after allowance for transaction costs represents the profit or loss to the Fund.

         There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

OPTIONS ON CURRENCY AND OTHER FINANCIAL FUTURES

         The Fund intends to purchase call and put options on currency and other financial futures contracts and sell such options to terminate an existing position. Options on currency and other financial futures contracts are similar to options on stocks except that an option on a currency or other financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, currency or other financial instruments making up a financial futures index, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

         The Fund intends to use options on currency and other financial futures contracts in connection with hedging strategies. In the future, the Fund may use such options for other purposes.

PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS

         The purchase of protective put options on currency or other financial futures contracts is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS

         The purchase of a call option on currency and other financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, the purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on currency or other financial futures contracts may be purchased to hedge against an interest rate increase or a market advance when the Fund is not fully invested.

USE OF NEW INVESTMENT TECHNIQUES INVOLVING CURRENCY AND OTHER FINANCIAL FUTURES CONTRACTS OR RELATED OPTIONS

         The Fund may employ new investment techniques involving currency and other financial futures contracts and related options. The Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS ON SUCH FUTURES CONTRACTS

         The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts.

         The Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund does not intend to enter into futures contracts for speculation.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

FEDERAL INCOME TAX TREATMENT

         For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long term and 40% short term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. The federal income tax treatment of gains or losses from transactions in options on futures is unclear.

         In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, will be qualifying income. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. The 1986 Tax Act added a provision which effectively treats both positions in certain hedging transactions as a single transaction for the purpose of the 30% requirement. The provision provides that, in the case of any "designated hedge," increases and decreases in the value of positions of the hedge are to be netted for the purposes of the 30% requirement. However, in certain situations, in order to avoid realizing a gain within a three month period, the Fund may be required to defer the closing out of a contract beyond the time when it would otherwise be advantageous to do so.

RISKS OF FUTURES CONTRACTS

         Currency and other financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

         At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in the Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out, and a 15% decrease would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF OPTIONS ON FUTURES CONTRACTS

         In addition to the risks described above for currency and other financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.


                         FOREIGN CURRENCY TRANSACTIONS

         The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities they usually will be denominated in foreign currencies and the Fund temporarily may hold funds in foreign currencies. Thus, the Fund's share value will be affected by changes in exchange rates.

FORWARD CURRENCY CONTRACTS

         As one way of managing exchange rate risk, the Fund may engage in forward currency exchange contracts (agreements to purhcase or sell currencies at a specified price and date). Under the contract, the exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund also may use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on Keystone's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rate or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

CURRENCY FUTURES CONTRACTS

         Currency futures contracts are bilateral agreements under which two parties agree to take or make delivery of a specified amount of a currency at a specified future time for a specified price. Trading of currency futures contracts in the U.S. is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA"). Currently the only national futures exchange on which currency futures are traded is the International Monetary Market of the Chicago Mercantile Exchange. Foreign currency futures trading is conducted in the same manner and subject to the same regulations as trading in interest rate and index based futures. The Fund intends to only engage in currency futures contracts for hedging purposes, and not for speculation. The Fund may engage in currency futures contracts for other purposes if authorized to do so by the Board. The hedging strategies which will be used by the Fund in connection with foreign currency futures contracts are similar to those described above for forward foreign currency exchange contracts.

         Currently currency futures contracts for the British Pound Sterling, Canadian Dollar, Dutch Guilder, Deutsche Mark, Japanese Yen, Mexican Peso, Swiss Franc and French Franc can be purchased or sold for U.S. dollars through the International Monetary Market. It is expected that futures contracts trading in additional currencies will be authorized. The standard contract sizes are L125,000 for the Pound, 125,000 for the Guilder, Mark and Swiss Francs, C$100,000 for the Canadian Dollar, Y12,500,000 for the Yen, and 1,000,000 for the Peso. In contrast to Forward Currency Exchange Contracts which can be traded at any time, only four value dates per year are available, the third Wednesday of March, June, September and December.

FOREIGN CURRENCY OPTIONS TRANSACTIONS

         Foreign currency options (as opposed to futures) are traded in a variety of currencies in both the U,S, and Europe. On the Philadelphia Stock Exchange, for example, contracts for half the size of the corresponding futures contracts on the Chicago Board Options Exchange are traded with up to nine months maturity in Marks, Sterling, Yen, Swiss Francs and Canadian Dollars. Options can be exercised at any time during the contract life and require a deposit subject to normal margin requirements. Since a futures contract must be exercised, the Fund must continually make up the margin balance. As a result, a wrong price move could result in the Fund losing more than the original investment as it cannot walk away from the futures contract as it can an option contract.

         The Fund will purchase call and put options and sell such options to terminate an existing position. Options on foreign currency are similar to options on stocks except that an option on an interest rate and/or index based futures contract gives the purchaser the right, in return for the premium paid, to purchase or sell foreign currency, rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

         The Fund intends to use foreign currency option transactions in connection with hedging strategies.

PURCHASE OF PUT OPTIONS ON FOREIGN CURRENCIES

         The purchase of protective put options on a foreign currency is analagous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by the Fund. Put options may be purchased to hedge a portfolio of foreign stocks or foreign debt instruments or a position in the foreign currency upon which the put option is based.

PURCHASE OF CALL OPTIONS ON FOREIGN CURRENCIES

         The purchase of a call option on foreign currency represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the foreign currency upon which it is based, or upon the price of the foreign stock or foreign debt instruments, the purchase of a call option may be less risky than the ownership of the foreign currency or the foreign securities. The Fund would purchase a call option on a foreign currency to hedge against an increase in the foreign currency or a foreign market advance when the Fund is not fully invested.

         The Fund may employ new investment techniques involving forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies in order to take advantage of new techniques in these areas which may be developed from time to time, and which are consistent with the Fund's investment objective. The Fund believes that no additional techniques have been identified for employment by the Fund in the foreseeable future other than those described above.

CURRENCY TRADING RISKS

         Currency exchange trading may involve significant risks. The four major types of risk the Fund faces are exchange rate risk, interest rate risk, credit risk and country risk.

EXCHANGE RATE RISK

         Exchange rate risk results from the movement up and down of foreign currency values in response to shifting market supply and demand. When the Fund buys or sells a foreign currency, an exposure called an open position is created. Until the time that position can be "covered" by selling or buying an equivalent amount of the same currency, the Fund is exposed to the risk that the exchange rate might move against it. Since exchange rate changes can readily move in one direction, a position carried overnight or over a number of days involves greater risk than one carried a few minutes or hours. Techniques such as foreign currency forward and futures contracts and options on foreign currency are intended to be used by the Fund to reduce exchange rate risk.

MATURITY GAPS AND INTEREST RATE RISK

         Interest rate risk arises whenever there are mismatches or gaps in the maturity structure of the Fund's foreign exchange currency holdings, which is the total of its outstanding spot and forward or futures contracts.

         Foreign currency transactions often involve borrowing short term and lending longer term to benefit from the normal tendency of interest rates to be higher for longer maturities. However, in foreign exchange trading, while the maturity pattern of interest rates for one currency is important, it is the differential between interest rates for two currencies that is decisive.

CREDIT RISK

         Whenever the Fund enters into a foreign exchange contract, it faces a risk, however small, that the counterparty will not perform under the contract. As a result there is a credit risk, although no extension of "credit" is intended. To limit credit risk, the Fund intends to evaluate the creditworthiness of each other party. The Fund does not intend to trade more than 5% of its net assets under foreign exchange contracts with one party.

         Credit risk exists because the Fund's counterparty may be unable or unwilling to fulfill its contractual obligations as a result of bankruptcy or insolvency or when foreign exchange controls prohibit payment. In any foreign exchange transaction, each party agrees to deliver a certain amount of currency to the other on a particular date. In establishing its hedges, a Fund relies on each contract being completed. If the contract is not performed, then the Fund's hedge is eliminated, and the Fund is exposed to any changes in exchange rates since the contract was originated. To put itself in the same position it would have been in had the contract been performed, the Fund must arrange a new transaction. However, the new transaction may have to be arranged at an adverse exchange rate. The trustee for a bankrupt company may elect to perform those contracts which are advantageous to the company but disclaim those contracts which are disadvantageous, resulting in losses to the Fund.

         Another form of credit risk stems from the time zone differences between the U.S. and foreign nations. If the Fund sells sterling, it generally must pay pounds to a counterparty earlier in the day than it will be credited with dollars in New York. In the intervening hours, the buyer can go into bankruptcy or can be declared insolvent. Thus, the dollars may never be credited to the Fund.

COUNTRY RISK

         At one time or another, virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Governments take such measures, for example, to improve control over the domestic banking system or to influence the pattern of receipts and payments between residents and foreigners. In those cases, restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. Occasionally, a serious foreign exchange shortage may lead to payment interruptions or debt servicing delays, as well as interference in the exchange market. It has become increasingly difficult to distinguish foreign exchange or credit risk from country risk.

         Changes in regulations or restrictions usually do have an important exchange market impact. Most disruptive are changes in rules which interfere with the normal payments mechanism. If government regulations change and a counterparty is either forbidden to perform or is required to do something extra, then the Fund might be left with an unintended open position or an unintended maturity mismatch. Dealing with such unintended long or short positions could result in unanticipated costs to the Fund.

         Other changes in official regulations influence international investment transactions. If one of the factors affecting the buying or selling of a currency changes, the exchange rate is likely to respond. Changes in such controls often are unpredictable and can create a significant exchange rate response.

         Many major countries have moved toward liberalization of exchange and payments restrictions in recent years or accepted the principle that restrictions should be relaxed. A few industrial countries have moved in the other direction. Important liberalizations were carried out by Switzerland, the United Kingdom and Japan. They dismantled mechanisms for restricting either foreign exchange inflows (Switzerland), outflows (Britain) or elements of both (Japan). By contrast, France and Mexico have recently tightened foreign exchange controls.

         Overall, many exchange markets are still heavily restricted. Several countries limit access to the forward market to companies financing documented export or import transactions in an effort to insulate the market from purely speculative activities. Some of these countries permit local traders to enter into forward contracts with residents but prohibit certain forward transactions with nonresidents. By comparison, other countries have strict controls on exchange transactions by residents, but permit free exchange transactions between local traders and non-residents. A few countries have established tiered markets, funneling commercial transactions through one market and financial transactions through another. Outside the major industrial countries, relatively free foreign exchange markets are rare and control on foreign currency transactions are extensive.

         Another aspect of country risk has to do with the possibility that the Fund may be dealing with a foreign trader whose home country is facing a payments problem. Even though the foreign trader intends to perform on its foreign exchange contracts, the contracts are tied to other external liabilities the country has incurred. As a result performance may be delayed and can result in unanticipated cost to the Fund. This aspect of country risk is a major element in the Fund's credit judgment as to with whom it will deal and in what amounts.

                                   EXHIBIT A

                               GLOSSARY OF TERMS


         CLASS OF OPTIONS.  Options covering the same underlying security.

         CLEARING CORPORATION. The Options Clearing Corporation, Trans Canada Options, Inc., The European Options Clearing Corporation B.V., or the London Options Clearing House.

         CLOSING PURCHASE TRANSACTION. A transaction in which an investor who is obligated as a writer of an option or seller of a futures contract terminates his obligation by purchasing on an Exchange an option of the same series as the option previously written or futures contract identical to the futures contract previously sold, as the case may be. (Such a purchase does not result in the ownership of an option or futures contract.)

         CLOSING SALE TRANSACTION. A transaction in which an investor who is the holder or buyer of an outstanding option or futures contract liquidates his position as a holder or buyer by selling an option of the same series as the option previously purchased or futures contract identical to the futures contract previously purchased. (Such sale does not result in the investor assuming the obligations of a writer or seller.)

         COVERED CALL OPTION WRITER. A writer of a call option who, so long as he remains obligated as a writer, owns the shares of the underlying security or holds on a share for share basis a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written, or, if greater than the exercise price of the call written, the difference is maintained by the writer in cash, U.S. Treasury bills or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         COVERED PUT OPTION WRITER. A writer of a put option who, so long as he remains obligated as a writer, has deposited Treasury bills with a value equal to or greater than the exercise price with a securities depository and has pledged them to the Options Clearing Corporation for the account of the broker-dealer carrying the writer's position or holds on a share for share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or, if less than the exercise price of the put written, the difference is maintained by the writer in cash, U.S. Treasury bills or other high grade, short term obligations in a segregated account with the writer's broker or custodian.

         SECURITIES EXCHANGE. A securities exchange on which call and put option are traded. The U.S. Exchanges are as follows: The Chicago Board Options Exchange; American Stock Exchange; New York Stock Exchange; Philadelphia Stock Exchange; and Pacific Stock Exchange. The foreign securities exchanges in Canada are the Toronto Stock Exchange and the Montreal Stock Exchange; in the Netherlands, the European Options Exchange; and in the United Kingdom, the Stock Exchange (London).

         Those issuers whose common stocks have been approved by the Exchanges as underlying securities for options transactions are published in various financial publications.

         COMMODITIES EXCHANGE. A commodities exchange on which futures contracts are traded which is regulated by exchange rules that have been approved by the Commodity Futures Trading Commission. The U.S. Exchanges are as follows: The Chicago Board of Trade of the City of Chicago; Chicago Mercantile Exchange; International Monetary Market (a division of the Chicago Mercantile Exchange); the Kansas City Board of Trade; and the New York Futures Exchange.

         EXERCISE PRICE. The price per unit at which the holder of a call option may purchase the underlyng security upon exercise or the holder of a put option may sell the underlying security upon exercise.

         EXPIRATION DATE. The latest date when an option may be exercised or a futures contract must be completed according to its terms.

         HEDGING. An action taken by an investor to neutralize an investment risk by taking an investment position which will move in the opposite direction as the risk being hedged so that a loss (or gain) on one will tend to be offset by a gain (or loss) on the other.

         OPTION. Unless the context otherwise requires, the term "option" means either a call or put option issued by a Clearing Corporation, as defined above. A call option gives a holder the right to buy from such Clearing Corporation the number of shares of the underlying security covered by the option at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. A put option gives a holder the right to sell to a Clearing Corporation the number of shares of the underlying security covered by the put at the stated exercise price by the filing of an exercise notice prior to the expiration time of the option. The Fund will sell ("write") and purchase puts only on U.S. Exchanges.

         OPTION PERIOD. The time during which an option may be exercised, generally from the date the option is written through its expiration date.

         PREMIUM. The price of an option agreed upon between the buyer and writer or their agents in a transaction on the floor of an Exchange.

         SERIES OF OPTIONS. Options covering the same underlying security and having the same exercise price and expiration date.

         STOCK INDEX. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with chanqes in the market values of the common stocks so included.

         INDEX BASED FUTURES CONTRACT. An index based futures contract is a bilateral agreement pursuant to which a party agrees to buy or deliver at settlement an amount of cash equal to $500 times the difference between the closing value of an index on the expiration date and the price at which the futures contract is originally struck. Index based futures are traded on Commodities Exchanges. Currently index based stock index futures contracts can be purchased or sold with respect to the Standard & Poor's Corporation (S&P) 500 Stock Index and S&P 100 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index and Major Market Index on the Kansas City Board of Trade.

         UNDERLYING SECURITY. The security subject to being purchased upon the exercise of a call option or subject to being sold upon the exercise of a put option.

Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

SCHEDULE OF INVESTMENTS--August 31, 1995

                                                              Interest    Maturity       Par        Market
                                                                Rate        Date        Value        Value
=============================================================================================================
FIXED INCOME (91.1%)
CONVERTIBLE BONDS (0.4%)
RESTAURANTS (0.4%)
  Boston Market, Inc.                   Conv. Deb.
                                        (Subord.)               4.500%      2004    $ 3,250,000   $ 3,083,438
-------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $3,250,000)                                                                                 3,083,438
-------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS & NOTES (50.3%)
ADVERTISING & PUBLISHING (0.7%)
  Outlet Broadcast, Inc.                Sr. Notes (Subord.)    10.875       2003      4,375,000     4,725,000
-------------------------------------------------------------------------------------------------------------
AMUSEMENTS (1.3%)
  Affinity Group, Inc.                  Gtd. Sr. Notes
                                        (Subord.)              11.500       2003      3,000,000     3,007,500
  Boyd Gaming Corp.                     Sr. Notes (Subord.)    10.750       2003      3,000,000     3,105,000
  Six Flags Theme Parks, Inc.
    (Effective Yield 11.123%) (c)
    (f)                                 Sr. Disc. Notes         0.000       2005      4,250,000     3,113,125
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,225,625
-------------------------------------------------------------------------------------------------------------
AUTOMOTIVE (1.5%)
  Olympic Automobile                    Series 1995 C Class
                                        A2                      6.200       2002     10,730,000    10,717,875
-------------------------------------------------------------------------------------------------------------
BROADCASTING (2.0%)
  Continental Cablevision, Inc.         Sr. Deb.                9.500       2013      7,750,000     8,089,063
  MFS Communications, Inc.
    (Effective Yield 9.373%) (c)        Sr. Disc. Notes         0.000       2004      4,000,000     2,980,000
  Sinclair Broadcast Group, Inc.        Sr. Notes (Subord.)    10.000       2005      3,575,000     3,610,750
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,679,813
-------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS (1.3%)
  Associated Materials, Inc.            Sr. Notes (Subord.)    11.500       2003      2,000,000     1,840,000
  HMH Properties, Inc. (f)              Sr. Secd. Notes         9.500       2005      5,000,000     4,800,000
  Schuller International Group, Inc.    Sr. Notes              10.875       2004      3,000,000     3,285,000
-------------------------------------------------------------------------------------------------------------
                                                                                                    9,925,000
-------------------------------------------------------------------------------------------------------------
CAPITAL GOODS (1.2%)
  Inland Steel Industries, Inc.         Notes                  12.750       2002      4,200,000     4,714,500
  Tenneco, Inc.                         Notes                  10.375       2000      3,555,000     4,092,338
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,806,838
-------------------------------------------------------------------------------------------------------------
CHEMICALS (1.4%)
  Key Plastics, Inc.                    Sr. Notes Series B     14.000       1999      6,500,000     6,565,000
  Uniroyal Chemical Corp. Investors
    Holding, Inc.                       Sr. Notes (Subord.)    11.000       2003      4,000,000     4,020,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   10,585,000
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      8

CONSUMER GOODS (1.7%)
  Coty, Inc.                            Sr. Notes (Subord.)    10.250%      2005    $ 4,500,000  $  4,635,000
  Drypers Corp.                         Sr. Notes Series B     12.500       2002      5,000,000     2,750,000
  Ralphs Grocery Co.                    Sr. Notes              10.450       2004      5,000,000     4,887,500
-------------------------------------------------------------------------------------------------------------
                                                                                                   12,272,500
-------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (2.5%)
  General Electric Capital Corp.        Notes                   8.750       2007     10,275,000    11,822,621
  Jordan Industries, Inc.               Sr. Notes              10.375       2003      5,000,000     4,637,500
  Jordan Industries, Inc.               Sr. Disc. Deb.
    (Effective Yield 11.740%) (c)       (Subord.)               0.000       2005      3,000,000     1,815,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   18,275,121
-------------------------------------------------------------------------------------------------------------
FINANCE (13.9%)
  American Life Holding Co.             Sr. Notes (Subord.)    11.250       2004      4,000,000     4,200,000
  Banc One Credit Card Master Trust     Series 1994-A
                                        Class A                 7.150       1998      7,260,000     7,346,176
  Comerica, Inc.                        Subord. Notes           7.250       2007      5,000,000     5,038,650
  Commercial Credit Group, Inc.         Notes                  10.000       2009      5,000,000     6,163,400
  Commercial Credit Group, Inc.         Notes                  10.000       2008      6,000,000     7,368,180
  Corestates Home Equity Loan           Notes                   6.650       2009      1,563,106     1,552,414
  European Investment Bank              Deb.                    9.125       2002      6,750,000     7,684,808
  Ford Motor Credit Co.                 Notes                   6.750       2008      9,000,000     8,707,590
  General Motors Acceptance Corp.       Med. Term Notes         7.375       1998      3,300,000     3,371,742
  Marine Midland                        Asset Backed            8.000       2024      4,579,169     4,476,138
  MBNA Master Credit Card Trust II      Series 1995-C
                                        Class A                 6.450       2008      9,000,000     8,797,500
  Norwest Corp.                         Med. Term Notes         6.500       2005      9,250,000     9,001,453
  Paine Webber Group, Inc.              Notes                   8.250       2002      6,650,000     6,934,953
  Premium Standard Farms Finance L P    Sr. Secd. Disc.
    (b) (h)                             Exch. Notes            12.000       2003      9,577,000     6,991,210
  Sears Roebuck Acceptance Corp.        Med. Term Notes         6.240       1999      3,725,000     3,673,446
  Standard Credit Card Trust            Series 1990 Class A     9.500       1998      6,890,000     7,230,159
  Tembec Finance Corp.                  Sr. Notes               9.875       2005      3,700,000     3,700,000
-------------------------------------------------------------------------------------------------------------
                                                                                                  102,237,819
-------------------------------------------------------------------------------------------------------------
FOODS (2.2%)
  Brunos, Inc.                          Sr. Notes              10.500       2005      3,500,000     3,403,750
  Cott Corp. Quebec                     Sr. Notes               9.375       2005      5,000,000     5,000,000
  PM Holdings Corp.                     Units (Sr. Disc.
                                        Notes/Wts.)            11.500       2005      4,812,000     2,502,240
  Specialty Foods Corp.                 Sr. Notes (Subord.)
                                        Series B               11.250       2003      5,250,000     5,145,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   16,050,990
-------------------------------------------------------------------------------------------------------------
HEALTHCARE (0.5%)
  Ornda Healthcorp                      Sr. Notes (Subord.)    11.375       2004      3,000,000     3,300,000
-------------------------------------------------------------------------------------------------------------

                                                                                     (continued on next page)

                                      9

-------------------------------------------------------------------------------------------------------------
INSURANCE (4.2%)
  CCP Insurance                         Sr. Notes              10.500%      2004    $ 5,000,000   $ 5,237,500
  Chartwell Re Corp.                    Sr. Notes              10.250       2004      4,000,000     3,940,000
  MBIA, Inc.                            Deb.                    9.375       2011     15,000,000    17,701,050
  Reliance Group Holdings, Inc.         Sr. Deb. (Subord.)      9.750       2003      4,000,000     3,880,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   30,758,550
-------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (0.7%)
  Los Angeles, California               Fire Safety
                                        Improvements
                                        Assessment Dist. #1     8.480       2015      5,000,000     5,181,250
-------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.7%)
  TransTexas Gas Corp.                  Sr. Secd. Notes        11.500       2002      5,000,000     5,237,500
-------------------------------------------------------------------------------------------------------------
OFFICE & BUSINESS EQUIPMENT (0.4%)
  Specialty Equipment Companies,
    Inc.                                Sr. Notes (Subord.)    11.375       2003      2,500,000     2,625,000
-------------------------------------------------------------------------------------------------------------
OIL (2.0%)
  Occidental Petroleum Corp.            Med. Term Notes         6.350       2000      1,900,000     1,852,405
  Occidental Petroleum Corp.            Med. Term Notes         6.240       2000      5,550,000     5,383,334
  Plains Resources, Inc.                Sr. Notes (Subord.)    12.000       1999      4,000,000     4,120,000
  Wainoco Oil Corp.                     Sr. Notes              12.000       2002      3,250,000     3,315,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,670,739
-------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING (1.4%)
  Owens Illinois, Inc.                  Deb.                   11.000       2003      4,500,000     4,916,250
  Rainy River Forest Products, Inc.     Sr. Secd. Notes        11.000       2001      5,000,000     5,350,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   10,266,250
-------------------------------------------------------------------------------------------------------------
RETAIL (2.2%)
  Big 5 Holdings, Inc.                  Sr. Notes (Subord.)    13.625       2002      1,000,000       980,000
  Cole National Group, Inc.             Sr. Notes              11.250       2001      4,000,000     3,960,000
  Hills Stores Co.                      Sr. Notes              10.250       2003      3,500,000     3,325,000
  Pamida, Inc.                          Sr. Notes (Subord.)    11.750       2003      4,500,000     3,960,000
  Service Merchandise Co.               Sr. Deb. (Subord.)      9.000       2004      5,000,000     4,175,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   16,400,000
-------------------------------------------------------------------------------------------------------------
SERVICES (1.1%)
  Comcast Cellular Corp. (Effective
    Yield 11.732%) (c)                  Sr. Part. Notes         0.000       2000      7,380,000     5,535,000
  Community Health Systems, Inc.        Sr. Deb. (Subord.)     10.250       2003      2,500,000     2,637,500
  Santa Fe Hotel, Inc.                  1st Mtge. Notes        11.000       2000        530,000       471,700
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,644,200
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      10

-------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
  Adelphia Communications Corp.         Sr. Notes              12.500%      2002    $ 3,000,000  $  3,045,000
  Pagemart, Inc. (Effective Yield       Unit (Sr. Disc.
    12.250%) (c)                        Notes/Wts.)             0.000       2003      3,050,000     1,986,313
  Rogers Cablesystems Ltd.              Sr. Secd. 2nd
                                        Priority Note          10.000       2005      5,500,000     5,651,250
  Time Warner Entertainment Co.         Notes                   8.875       2012      7,500,000     8,027,325
  Videotron Group Ltd.                  Voting Conv. Deb.
                                        (Subord.)              10.625       2005      5,000,000     5,225,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   23,934,888
-------------------------------------------------------------------------------------------------------------
TRANSPORTATION (1.9%)
  California Petroleum Transport
    Corp.                               1st Mtge. Notes         8.520       2015      5,000,000     5,252,450
  Eletson Holdings, Inc.                1st Mtge. Notes         9.250       2003      4,999,500     4,799,520
  Gearbulk Holding Ltd.                 Sr. Notes              11.250       2004      4,000,000     4,180,000
-------------------------------------------------------------------------------------------------------------
                                                                                                   14,231,970
-------------------------------------------------------------------------------------------------------------
UTILITIES (2.3%)
  Chugach Electric Association, Inc.    1st Mtge. Bds.          9.140       2022     13,150,000    14,683,290
  Montana Power Co.                     1st Mtge. Notes         7.700       1999      2,400,000     2,496,792
-------------------------------------------------------------------------------------------------------------
                                                                                                   17,180,082
-------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (Cost--$368,010,432)                                               369,932,010
-------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS)
  (6.0%)
  Gulf Canada Resources Ltd.            Sr. Notes (Subord.)     9.625       2005      3,500,000     3,500,000
  Indah Kiat International Finance      Gtd. Sr. Secd.
    Co. B. V.                           Notes                  11.875       2002      4,000,000     4,080,000
  Ispat Mexicana S.A.                   Sr. Unsecd. Deb.       10.375       2001      5,000,000     4,400,000
  Manitoba Province, Canada             Deb.                    9.625       1999      8,750,000     9,637,600
  Midland Amern Capital Corp            Gtd. Notes             12.750       2003      2,500,000     2,931,475
  Northern Telecom Ltd.                 Notes                   8.250       1996      3,500,000     3,556,140
  Republic of Argentina                 Sr. Notes               8.375       2003      5,500,000     4,028,750
  Republic of Argentina                 Sr. Notes               5.000       2023      3,500,000     1,645,000
  Wharf International Capital 1994
    Ltd.                                Gtd. Notes              8.875       2004     10,000,000    10,258,300
-------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$42,126,720)                                             44,037,265
-------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (1.4%)
  FNMA Pool #070119                     Cap 12.018%, Margin
                                        2.000% + CMT            7.173       2017      3,265,861     3,361,796
  FNMA Pool #124289                     Cap 13.432%, Margin
                                        2.005% + CMT            7.678       2021      6,844,955     7,027,852
-------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (Cost--$10,473,461)                                      10,389,648
-------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (16.7%)
  Chase Mortgage Finance Corp.          Series 1992 F Class     8.250       2007        421,552       420,642
    (Est. Mat. 1995) (g)                A4

                                                                                     (continued on next page)

                                      11

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
  Collateralized Mortgage Investors
    Trust
    (Est. Mat. 1996) (g)                Series 6 Class D        8.800%      2006    $ 5,000,000  $  5,060,750
  Debartolo Capital Partnership
    (Est. Mat. 2000) (g)                Commercial Mtge.        7.610       2004      9,000,000     9,185,625
                                        Class B
  FHA Pool #02043143 (Est. Mat.
    1999) (g)                           Blair House Project     9.125       2034      3,284,180     3,382,706
  FHA Pool #02043143 (Est. Mat.
    1999) (g)                           Blair House Project    10.250       2034      2,508,755     2,584,018
  FHLMC (Est. Mat. 2010) (g)            Series G8 Class SB
                                        inverse floater         9.600       2023        191,912       144,894
  FHLMC (Est. Mat. 2005) (g)            Series 1615 Class
                                        SB inverse floater      3.214       2008      5,265,900     3,218,781
  FHLMC (Est. Mat. 2005) (g)            Series 1666 inverse
                                        floater                 5.360       2024      7,101,893     4,678,159
  FHLMC (Est. Mat. 1999) (g)            Series 1684 Class
                                        JC                      5.507       2020      6,161,109     6,072,543
  FHLMC (Est. Mat. 1999) (g)            Series 1684 Class
                                        JD COFI inverse IO      3.493       2020      6,385,302       381,123
  FHLMC (Est. Mat. 2004) (g)            Series 1360 Class
                                        PK                     10.000       2020      5,000,000     5,638,650
  FNMA REMIC Trust (Est. Mat. 2001)     Series 1992 117
    (g)                                 Class K                 7.500       2021      7,250,000     7,261,745
  FNMA REMIC Trust (Est. Mat. 2007)     Series 1993 038
    (g)                                 Class L                 5.000       2022      5,000,000     4,117,750
  Green Tree Financial Corp. (Est.      Series 1994 A Class
    Mat. 1998) (g)                      A                       6.900       2004      3,222,499     3,183,217
  Green Tree Financial Corp. (Est.      Series 1994 B Class
    Mat. 1997) (g)                      A                       7.850       2004      3,551,783     3,551,783
  Merrill Lynch Mortgage Investors,     Series 1992 D Class
    Inc. (Est. Mat. 1999) (g)           B                       8.500       2017      3,081,199     3,192,461
  The Money Store Home Equity Trust     Series 1995 A Class
    (Est. Mat. 1997) (g)                A                       7.925       2014      7,270,000     7,431,031
  Paine Webber Mortgage Acceptance      Series 1993 5 Class
    Corp. IV (Est. Mat. 1997) (g)       A3                      6.875       2008      5,553,412     5,553,412
  Prudential Home Mortgage              Series 1992 A Class
    (Est. Mat. 2001) (g)                2B2 (Subord.)           7.900       2022     14,000,000    12,950,000
  Prudential Home Mortgage              Series 1995 A Class
    (Est. Mat. 2007) (g)                B (Subord.)             8.980       2025      6,440,073     6,472,274
  Residential Funding Mortgage
    Securities I                        Series 1994 S15
    (Est. Mat. 1997) (g)                Class A1                7.750       2024      7,404,153     7,540,611
  U.S. Home Equity Loan (Est. Mat.      Series 1991 2 Class
    1997) (g)                           B                       9.125       2021      4,569,000     4,698,897
  Volvo Car Finance Grantor Trust
    (Effective Yield 6.62%)             Series 1993 2 Class
    (Est. Mat. 1996) (c) (f) (g)        A                       0.000       1997      4,601,203     4,363,235
  Zale Funding Trust (Est. Mat.         Series 1994 1 Class
    1999) (f) (g)                       A2                      7.325       2003     11,000,000    11,292,188
-------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$123,014,375)                                    122,376,495
-------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH CERTIFICATE (1.0%)
  Resolution Trust Corp. Mortgage       Series 1995 Class
    Pass-Through (Cost $7,137,846)      2C                      7.500       2028      7,250,000     7,277,188
-------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                      12

-------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES (15.3%)
  U.S. Treasury Notes                                           6.500%       2005   $ 5,000,000  $  5,076,550
  U.S. Treasury Notes                                           6.750        2000    15,500,000    15,899,583
  U.S. Treasury Notes                                           7.500        2002     3,200,000     3,429,984
  U.S. Treasury Notes                                           7.875        2004    16,700,000    18,450,828
  U.S. Treasury Notes                                           8.875        1998    14,350,000    15,547,364
  U.S. Treasury Notes                                           8.875        2000     9,750,000    10,845,315
  U.S. Treasury Bonds                                           6.875        2025     7,500,000     7,707,450
  U.S. Treasury Bonds                                           7.625        2025    31,730,000    35,354,201
-------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT ISSUES (Cost--$112,908,472)                                        112,311,275
-------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$666,921,306)                                                           669,407,319
=============================================================================================================
COMMON STOCKS/RIGHTS/WARRANTS (0.9%)
  Hollywood Casino Corp. (d)                                                            611,665     5,160,923
  Pagemart, Inc., wts. (b) (d) (f)                                                       14,030        56,120
  PM Holdings Corp. (d)                                                                   2,964             3
  Purity Supreme, Inc. wts. (d)                                                          34,655           347
  Reliance Group Holdings, Inc. wts.
    (d)                                                                                  67,904       135,808
  Santa Fe Hotel, Inc. wts. (d)                                                          53,000           530
  Uniroyal Chemical Corp. Investors
    Holding, Inc. (d)                                                                   119,971     1,244,699
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS/RIGHTS/WARRANTS (Cost--$173,560)                                                6,598,430
=============================================================================================================
SHORT-TERM INVESTMENTS (6.6%)
  United States Government or Agency
    Issues (4.7%)
  Federal Home Loan Bank Discount
    Notes                                                                    1995    20,000,000    19,943,400
  U.S. Treasury Bills                                                        1995    14,800,000    14,695,068
-------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT OR AGENCY ISSUES (Cost $34,636,447)                                 34,638,468
-------------------------------------------------------------------------------------------------------------
                                                                                      Maturity
                                                                                       Value
-------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
  Goldman Sachs Group LP, purchased 8/31/95, (Collateralized by $13,894,431 FHLMC, 6.257%, 4/1/31) (Cost $13,633,000)
    (e)                                                         5.820      9/1/95   $13,635,204    13,633,000
-------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost--$48,269,447)                                                   48,271,468
=============================================================================================================
TOTAL INVESTMENTS (Cost--$715,364,313) (a) (98.6%)                                                724,277,217
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.4%)                                                           10,560,063
-------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                $734,837,280
=============================================================================================================

                                                                                     (continued on next page)


Notes to Schedule of Investments:

(a) The cost of investments for federal income tax purposes amounted to $715,969,343. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at August 31, 1995, are as follows:

Gross unrealized appreciation       $ 19,064,680
Gross unrealized depreciation        (10,756,806)
                                     -----------
Net unrealized appreciation         $  8,307,874
                                     ===========

(b) Illiquid securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the current market value. The combined value of such securities at August 31, 1995 was $7,047,330 (1.0% of the Fund's net assets at August 31, 1995).

(c) Effective yield (calculated at date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.

(d) Non-income-producing security.

(e) The repurchase ageements are fully collateralized by U.S. Government and/or agency obligations based on market prices at August 31, 1995.

(f) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(g) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected pre-payment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date. The estimated maturity dates are unaudited.

(h) Securities valued in good faith by management under procedures approved by the Fund's Board of Trustees. At August 31, 1995, the fair value of these securities was $6,991,210 (1.0% of the Fund's net assets at August 31, 1995).

Legend of Portfolio Abbreviations:

CMO--Collateralized Mortgage Obligation
CMT--1, 3 or 5 year Constant Maturity Treasury  Index
COFI--Cost of Funds Index
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
IO--Interest Only
REMIC--Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                       Year Ended August 31,
                 ------------------------------------------------------------------------------------------------------------------
                    1995       1994       1993       1992        1991       1990          1989       1988       1987       1986
===================================================================================================================================
Net asset
  value
  beginning
  of year         $15.28     $17.06       $16.44     $15.37      $15.51     $17.74        $17.99     $18.91     $20.08     $18.84
-----------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
Net
  investment
  income            1.06       1.06         1.28        1.33       1.33       1.53          1.71        1.78       1.83      2.07
Net gain
  (loss) on
  investments
  and closed
  futures
  contracts         0.11      (1.62)        0.70        1.14       0.17      (1.94)        (0.13)      (0.81)     (1.01)     1.38
Net
  commissions
  paid on
  fund share
  sales (a)            0          0            0           0          0          0             0           0          0     (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
  investment
  operations        1.17      (0.56)        1.98        2.47       1.50      (0.41)         1.58        0.97       0.82      3.24
-----------------------------------------------------------------------------------------------------------------------------------
Less
  distributions
  from:
Net
  investment
  income           (1.06)     (1.22)       (1.28)      (1.33)     (1.63)     (1.61)        (1.83)      (1.85)     (1.85)    (2.00)
In excess of
  net
  investment
  income           (0.22)         0        (0.08)      (0.07)     (0.01)     (0.21)            0            0          0         0
Tax basis
  return of
  capital          (0.08)         0            0           0          0          0             0            0          0         0
Net realized
  gain on
  investments          0          0            0           0          0          0             0        (0.04)     (0.14)        0
-----------------------------------------------------------------------------------------------------------------------------------
Total
  distributions    (1.36)     (1.22)       (1.36)      (1.40)     (1.64)     (1.82)        (1.83)      (1.89)     (1.99)     (2.00)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset
  value end
  of year         $15.09     $15.28       $17.06      $16.44      $15.37     $15.51        $17.74     $17.99     $18.91     $20.08
-----------------------------------------------------------------------------------------------------------------------------------
Total return
  (b)               8.13%     (3.53%)      12.73%      16.88%     10.58%     (2.44%)        9.23%       5.61%      4.20%     18.01%
Ratios/supple-
  mental data
Ratios to
  average net
  assets:
 Total
  expenses          1.81%      1.75%        1.89%       1.99%       1.94%      1.89%         1.84%       1.68%      1.68%     1.00%
 Net
  investment
  income            7.05%      6.48%        7.73%       8.29%       8.74%      9.26%         9.52%       9.82%      9.31%    10.37%
Portfolio
  turnover
  rate              178%        200%         133%        117%        101%        43%           47%        46%        74%        69%
-----------------------------------------------------------------------------------------------------------------------------------
Net assets
  end of year
  (thousands)   $734,837   $814,245   $1,004,393    $902,339    $814,528   $860,615    $1,000,305   $838,892   $889,333   $558,734
-----------------------------------------------------------------------------------------------------------------------------------

(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan had been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended August 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., shareholder service fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.

(b) Excluding applicable sales charges.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995
===================================================================
Assets: (Note 1):
 Investments at market value
  (identified cost--$715,364,313)                     $ 724,277,217
 Cash                                                           103
 Receivable for:
  Investments sold                                        3,705,516
  Fund shares sold                                          354,497
  Interest                                               11,346,054
 Prepaid expenses                                           116,450
-------------------------------------------------------------------
   Total assets                                         739,799,837
-------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5):
 Payable for:
  Investments purchased                                     244,800
  Fund shares redeemed                                    2,341,151
  Distributions to shareholders                           2,237,949
 Due to related parties                                      13,385
 Other accrued expenses                                     125,272
-------------------------------------------------------------------
   Total liabilities                                      4,962,557
-------------------------------------------------------------------
Net assets                                            $ 734,837,280
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                      $ 897,724,605
 Accumulated distributions in excess of net
  investment  income                                     (2,237,949)
 Accumulated net realized gain (loss) on investments   (169,562,280)
 Net unrealized appreciation (depreciation) on
   investments                                            8,912,904
-------------------------------------------------------------------
   Total net assets applicable to outstanding
     shares of beneficial interest ($15.09 a
     share on 48,710,058 shares outstanding)          $ 734,837,280
===================================================================

STATEMENT OF OPERATIONS
Year Ended August 31, 1995
===================================================================
Investment income (Note 1):
 Interest                                              $ 67,051,003
-------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                         $  3,982,976
 Transfer agent fees                       1,674,129
 Accounting, auditing and legal               88,904
 Custodian fees                              259,614
 Printing                                     34,214
 Trustees' fees and expenses                  40,014
 Distribution plan expenses                7,512,556
 Registration fees                            46,386
 Miscellaneous                                51,615
-------------------------------------------------------------------
   Total expenses                                        13,690,408
-------------------------------------------------------------------
Net investment income                                    53,360,595
-------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
   closed futures contracts (Notes 1 and 3):
Net realized gain (loss) on:
 Investments                             (24,643,115)
 Closed futures contracts                   (627,562)
-------------------------------------------------------------------
Net realized gain (loss) on
  investments
   and closed futures contracts                         (25,270,677)
-------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                         29,299,264
-------------------------------------------------------------------
Net gain (loss) on investments and
   closed futures contracts                               4,028,587
-------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           $ 57,389,182
===================================================================


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Year Ended August 31,
                                                                            ------------------------------
                                                                                1995             1994
==========================================================================================================
Operations:
  Net investment income                                                     $  53,360,595   $   60,539,075
  Net realized gain (loss) on investments and closed futures contracts        (25,270,677)     (14,280,675)
  Net change in unrealized appreciation (depreciation) on investments          29,299,264      (77,265,931)
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations              57,389,182      (31,007,531)
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Notes 1 and 5):
  Net investment income                                                       (53,360,595)     (70,243,075)
  In excess of net investment income                                          (11,593,245)               0
  Tax basis return of capital                                                  (3,726,265)               0
----------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                       (68,680,105)     (70,243,075)
----------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                                                   115,263,649      128,708,064
  Payments for shares redeemed                                               (222,230,419)    (257,623,056)
  Net asset value of shares issued in reinvestment of dividends and
    distributions                                                              38,850,254       40,016,840
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share
    transactions                                                             (68,116,516)     (88,898,152)
----------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                  (79,407,439)    (190,148,758)
----------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                           814,244,719    1,004,393,477
----------------------------------------------------------------------------------------------------------
  End of year [Accumulated distributions in excess of net investment
    income as follows: 1995--($2,237,949) and 1994--($6,280,569)] (Note 1)  $ 734,837,280   $  814,244,719
==========================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Diversified Bond Fund (B-2) (formerly Keystone Custodian Fund, Series B-2), (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company.

  Keystone is a wholly-owned subsidiary of Keystone Investments Inc. (fomerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of members of current and former members of management of Keystone and its affiliates. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price or, in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

  The Fund enters into currency and other financial futures contracts as a hedge against changes in interest or currency rates. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

  Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange, purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions.

The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the different treatment of 12b-1 expenses prior to April 1995, differences in the treatment of paydown losses and the deferral of losses for income tax purposes that have been recognized for financial statement purposes.

(2.) Capital Share Transactions

The Trust agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                               Year Ended August 31,
                                1995           1994
----------------------------------------------------------
Shares sold                   7,685,412       7,793,456
Shares redeemed             (14,886,517)    (15,835,294)
Shares issued in
  reinvestment of
  dividends and
  distributions               2,612,246       2,454,488
----------------------------------------------------------
Net increase (decrease)      (4,588,859)     (5,587,350)
==========================================================


   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays dealers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   Commencing on July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar year (approximately 1.25% annually) occuring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also will limit the aggregate amount which the

Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's 12b-1 Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC subsequent to January 1, 1992.

   During the year ended August 31, 1995, the Fund paid KIDC $7,545,356 under its Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $7,512,556 (1.00% of the Fund's average daily net asset value). During the year ended August 31, 1995, KIDC received $5,813,521 after payments of commissions on new sales to dealers and others of $3,216,034.

   Under the NASD Rule, the maximum uncollected amount for which KIDC may seek payment from the Fund under its distribution Plan is $22,382,869 (3.05% of the Fund's net assets at August 31, 1995).

(3.) Securities Transactions

As of August 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $149,889,000 which expires as follows:
1998--$38,243,000; 1999--$85,002,000; and 2003--$26,644,000. For the year ended August 31, 1995, purchases and sales of investment securities were as follows:

                               Cost of        Proceeds
                              Purchases      from Sales
---------------------------------------------------------
Portfolio securities      $1,303,878,601   $1,394,796,648
Short-term investments     3,233,485,118    3,233,177,500
---------------------------------------------------------
                          $4,537,363,719   $4,627,974,148
=========================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of the Investment Management Agreement between KMI and the Fund, 1989, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily which is based upon both Fund net assets and gross income earned by the Fund. The fee is calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, that start at 0.50% and decline, as net assets increase to 0.25% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone, under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI. During the year ended August 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $3,982,976 which represented 0.53% of the Fund's average net assets. Of such amount paid to KMI, $3,385,529 was paid to Keystone for its services to the Fund.

   During the year ended August 31, 1995, the Fund paid or accrued to KII $26,592 for certain accounting services and to KIRC $1,674,129 for transfer agent fees.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.10 per share was declared payable by October 5, 1995 to shareholders of record September 25, 1995. This distribution is not reflected in the accompanying financial statements.

INDEPENDENT AUDITORS' REPORT

The Trustees
Keystone Diversified Bond Fund (B-2)
(formerly Keystone Custodian Fund, Series B-2)

We have audited the accompanying statement of assets and liabilities of Keystone Diversified Bond Fund (B-2), including the schedule of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Diversified Bond Fund (B-2) as of August 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
September 29, 1995

                                                                                                                      Schedule VII

                                               Keystone Diversified Bond Fund (B-2)
                                                Schedule of Short-Term Borrowings
                                          (as required by Rule 12-10 of Regulation S-X)
                                                    Year ended August 31, 1995

                                                                           (1.)                  (2.)                     (3.)
                                                                      Maximum amount         Average amount        Weighted average
Category of aggregate           Balance at       Weighted average      outstanding            outstanding            interest rate
short-term borrowing           end of period      interest rate      during the period      during the period      during the period
--------------------           -------------     ----------------    -----------------      -----------------      -----------------
Reverse Repurchase Agreement        0                  0               $30,000,000             7,877,128                 5.70%

-----------
1. Amount represents maximum borrowings outstanding at any week end during the year ended August 31, 1995.

2. Average borrowing is determined by dividing the sum of (principal borrowed times the number of days outstanding) by the total number of days the fund had borrowings outstanding during the year.

3. Weighted average interest rate is determined by dividing the annualized interest paid on borrowings by the average amount outstanding.

                      KEYSTONE DIVERSIFIED BOND FUND (B-2)

                                     PART C

                               OTHER INFORMATION


Item 24.          Financial Statements and Exhibits


Item 24 (a).      FINANCIAL STATEMENTS

All Financial Statements listed below are included in Registrant's Statement of Additional Information.

Schedule of Investments                                      August 31, 1995

Financial Highlights                                         For fiscal years
                                                             ended August 31,
                                                             1986 through August
                                                             31, 1995

Statement of Assets and Liabilities                          August 31, 1995

Statement of Operations                                      Year ended
                                                             August 31, 1995

Statement of Changes in Net Assets                           Two years ended
                                                             August 31, 1995


Notes to Financial Statements

Independent Auditors' Report
dated September 29, 1995

Item 24(b).       Exhibits
                  --------
(1) A copy of the Restatement of Trust Agreement, as amended, is filed herewith.

(2)         A copy of Registrant's By-Laws is filed herewith.

(3)         Not applicable.

(4) A specimen of the security issued by Registrant was filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-10659/811-93 as Exhibit 24(b)(4) and is incorporated by reference herein.

(5)(A) A copy of the Investment Management Agreement between Registrant and Keystone Management, Inc. is filed herewith.

(B) A copy of the Investment Advisory Agreement between Keystone Management, Inc. and Keystone Investment Management Company (formerly named Keystone Custodian Funds, Inc.) is filed herewith.

(6)(A) A copy of the Principal Underwriting Agreement between Registrant and Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.) is filed herewith.

   (B) A copy of the form of Dealer Agreement used by Keystone Investment Distributors Company is filed herewith.

   (C) Current copies of Registrant's respective Underwriting Agreements with Kokusai Securities Co., Ltd. and Nomura Securities Co., Ltd. are filed herewith.

(7)         Not applicable.

(8) A copy of the Custodian, Fund Accounting and Recordkeeping Agreements, as amended, between Registrant and State Street Bank and Trust Company are filed herewith.

(9)         Not applicable.

(10) Consent of counsel as to the legality of securities registered by the Fund is filed herewith.

(11) Consent as to use of opinion of Registrant's Independent Auditors is filed herewith.

(12)        Not applicable.

(13)        Not applicable.

(14) Copies of model plans used in the establishment of retirement plans in connection with which Registrant offers its securities were filed with Post-Effective Amendment No. 66 to the Registration Statement No. 2-10527/811-96 as Exhibit 24(b)(14) and are incorporated by reference herein.

(15) A copy of Registrant's Distribution Plan adopted pursuant to Rule 12b-1 is filed herewith.

(16) Schedules for the computation of total return and current yield quotations are filed herewith.

(17)        Financial Data Schedules are filed herewith as Exhibit 27.

(18)        Not applicable.

(19)        Powers of Attorney are filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

         Not applicable.


Item 26. Number of Holders of Securities
         -------------------------------

                                             Number of Record
         Title of Class               Holders as of November 30, 1995
         --------------               ------------------------------

          Shares of $1.00                         34,180
          Par Value



Item 27. Indemnification
         ---------------

         Provisions for the indemnification of Registrant's Trustees and officers are contained in Article VIII of the Restatement of Trust Agreement, a copy of which is filed herewith and incorporated by reference herein.

         Provisions for the indemnification of Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.), Registrant's principal underwriter, are contained in Section 9 of the Principal Underwriting Agreement between Registrant and Keystone Investment Distributors Company, a copy of which is filed herewith and incorporated by reference herein.

         Provisions for the indemnification of Kokusai Securities Co., Ltd. and Nomura Securities Co., Ltd., underwriters for the sale of Registrant's securities in Japan, are contained in Section 11 of Registrant's respective Underwriting Agreements with said entities, copies of which are filed herewith and incorporated by reference herein.

         Provisions for the indemnification of Keystone Management, Inc. and Keystone Investment Management Company, Registrant's investment manager and investment adviser, are contained in Section 6 of the Investment Management Agreement between Registrant and Keystone Management, Inc. and in Section 5 of the Investment Advisory Agreement between Keystone Management, Inc. and Keystone Investment Management Company, copies of which are filed herewith and incorporated by reference herein.

Item 28. Business and other Connections of Investment Adviser
         ----------------------------------------------------

         The following tables list the names of the various officers and directors of Keystone Investment Management Company and Keystone Management, Inc., Registrant's investment adviser and manager, respectively, and their respective positions. For each named individual, the tables list, for the past two fiscal years, (i) any other organizations (for Keystone Investment Management Company, excluding investment advisory clients) with which the officer and/or director has had or has substantial involvement; and (ii) positions held with such organizations.

                       LIST OF OFFICERS AND DIRECTORS OF
                     KEYSTONE INVESTMENT MANAGEMENT COMPANY


                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------

Albert H.                  Chairman of               Chairman of the Board,
Elfner, III                the Board,                Chief Executive Officer,
                           Chief Executive           President and Director:
                           Officer,and                Keystone Investments, Inc.
                           Director                   Keystone Management, Inc.
                                                      Keystone Software, Inc.
                                                      Keystone Asset Corporation
                                                      Keystone Capital
                                                       Corporation
                                                     Chairman of the Board and
                                                     Director:
                                                      Keystone Fixed Income
                                                       Advisers, Inc.
                                                      Keystone Institutional
                                                       Company, Inc.
                                                      President and Director:
                                                       Keystone Trust Company
                                                      Director or Trustee:
                                                       Fiduciary Investment
                                                        Company, Inc.
                                                      Keystone Investment
                                                        Distributors Company
                                                      Keystone Investor
                                                        Resource Center, Inc.
                                                      Boston Children's
                                                        Services Associates
                                                      Middlesex School
                                                      Middlebury College
                                                     Former Trustee or Director:
                                                      Neworld Bank
                                                      Robert Van Partners, Inc.

Philip M. Byrne            Director                  President and Director:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     Senior Vice President:
                                                      Keystone Investments, Inc.

                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------

Herbert L.                 Senior Vice               None
Bishop, Jr.                President

Donald C. Dates            Senior Vice               None
                           President

Gilman Gunn                Senior Vice               None
                           President

Edward F.                  Director,                 Director, Senior Vice
Godfrey                    Senior Vice               President,
                           President,                Chief Financial Officer and
                           Treasurer and              Treasurer:
                           Chief Financial            Keystone Investments, Inc.
                           Officer                    Keystone Investment
                                                       Distributors Company
                                                     Treasurer:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                      Keystone Management,
                                                       Inc.
                                                      Keystone Software, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Former Treasurer and
                                                      Director: Hartwell
                                                       Keystone Advisers, Inc.

James R. McCall            Director and               None
                           President

Ralph J.                   Director                  President and Director:
Spuehler, Jr.                                         Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President and
                                                     Director:
                                                      Keystone Investments, Inc.
                                                     Chairman and Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Keystone Management, Inc.
                                                     Former President:
                                                      Keystone Management, Inc.
                                                     Former Treasurer:
                                                      The Kent Funds
                                                      Keystone Investments, Inc.
                                                      Keystone Investment
                                                      Management Company

                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------

Rosemary D.                Senior Vice               General Counsel, Senior
Van Antwerp                President,                Vice President and
                           General Counsel           Secretary:
                           and Secretary              Keystone Investments, Inc.
                                                     Senior Vice President and
                                                     General Counsel:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Investment
                                                       Distributors Company
                                                      Senior Vice President,
                                                      General Counsel, Director
                                                      and Secretary:
                                                       Keystone Management, Inc.
                                                       Keystone Software, Inc.
                                                      Former Senior Vice
                                                      President and Secretary:
                                                       Hartwell Keystone
                                                       Advisers, Inc.
                                                      Vice President and
                                                      Secretary:
                                                       Keystone Fixed Income
                                                        Advisers, Inc.

Robert K.                  Vice President             None
Baumback

Betsy A. Blacher           Senior Vice                None
                           President

Francis X. Claro           Vice President             None

Kristine R.                Vice President             None
Cloyes

                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------
Christopher P.             Senior Vice               None
Conkey                     President

Richard Cryan              Senior Vice               None
                           President

Maureen E.                 Senior Vice               None
Cullinane                  President

George E. Dlugos           Vice President            None

Antonio T. Docal           Vice President            None

Christopher R.             Senior Vice               None
Ely                        President

Robert L. Hockett          Vice President            None

Sami J. Karam              Vice President            None

Donald M. Keller           Senior Vice               None
                           President

George J. Kimball          Vice President            None

JoAnn L. Lyndon            Vice President            None

John C.                    Vice President            None
Madden, Jr.

Stephen A. Marks           Vice President            None

Eleanor H. Marsh           Vice President            None

Walter T.                  Senior Vice               None
McCormick                  President

Barbara McCue              Vice President            None

Stanley  M. Niksa          Vice President            None

Robert E. O'Brien          Vice President            None

Margery C. Parker          Vice President            None

                           Position with
                           Keystone
                           Investment
Name                       Management Company        Other Business Affiliations
----                       ------------------        ---------------------------
William H.                 Vice President            None
Parsons

Daniel A. Rabasco          Vice President            None

David L. Smith             Vice President            None

Kathy K. Wang              Vice President            None

Judith A. Warners          Vice President            None

J. Kevin Kenely            Vice President            None
                           and Controller

Joseph J.                  Asst. Vice President      None
Decristofaro

          LIST OF OFFICERS AND DIRECTORS OF KEYSTONE MANAGEMENT, INC.

                           Position with
                           Keystone
Name                       Management Inc.          Other Business Affiliations
----                       ------------------       ---------------------------
Albert H.                  Chairman of              Chairman of the Board,
Elfner, III                the Board,               Chief Executive Officer,
                           Chief Execu-             President and Director:
                           tive Officer,             Keystone Investments,
                           President and              Inc.
                           Director                  Keystone Software, Inc.
                                                     Keystone Asset
                                                      Corporation
                                                     Keystone Capital
                                                      Corporation
                                                     Keystone Investments
                                                      Family of Funds
                                                     Chairman of the Board
                                                     and Director:
                                                     Keystone Investment
                                                      Management Company
                                                     Keystone Institutional
                                                      Company, Inc.
                                                     Keystone Fixed Income
                                                      Advisers, Inc.
                                                     President and Director:
                                                      Keystone Trust Company
                                                     Director or Trustee:
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Boston Children's
                                                       Services Association
                                                       Middlesex School
                                                       Middlebury College
                                                      Former Trustee or
                                                      Director:
                                                       Neworld Bank
                                                       Robert Van Partners, Inc.

                           Position with
                           Keystone
Name                       Management, Inc.          Other Business Affiliations
----                       ------------------        ---------------------------
Edward F. Godfrey          Treasurer and             Senior Vice President,
                           Director                  Chief Financial Officer,
                                                     Treasurer and Director:
                                                      Keystone Investments,
                                                       Inc.
                                                      Keystone Investment
                                                       Management Company
                                                      Keystone Investment
                                                       Distributors Company
                                                     Treasurer:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                      Keystone Software, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                     Former Treasurer and
                                                     Director:
                                                      Hartwell Keystone
                                                       Advisers, Inc.
                                                     Senior Vice President:
                                                      Keystone Investments
                                                       Family of Funds

Ralph J.                   Director                  President and Director:
Spuehler, Jr.                                         Keystone Investment
                                                       Distributors Company
                                                     Chairman and Director:
                                                      Keystone Investor
                                                       Resource Center, Inc.
                                                      Keystone Investment
                                                       Management Company
                                                     Senior Vice President and
                                                     Director:
                                                      Keystone Investments,
                                                       Inc.
                                                     Treasurer:
                                                      Hartwell Emerging Growth
                                                       Fund, Inc.
                                                      Hartwell Growth Fund
                                                     Former President:
                                                      Keystone Management,
                                                       Inc.
                                                     Former Treasurer:
                                                      Keystone Investments,
                                                       Inc.
                                                      Keystone Investment
                                                       Management Company

                           Position with
                           Keystone
Name                       Management, Inc.          Other Business Affiliations
----                       ------------------        ---------------------------
Rosemary D. Van            Senior Vice               General Counsel, Senior
Antwerp                    President,                Vice President and
                           General Counsel           Secretary:
                           and Secretary              Keystone Investments,
                                                      Inc.
                                                     Senior Vice President and
                                                     General Counsel:
                                                      Keystone Institutional
                                                       Company, Inc.
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Director:
                                                      Keystone Investor
                                                       Resource, Center, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Investment
                                                       Distributors Company
                                                     Senior Vice President,
                                                     General Counsel, Director
                                                     and Secretary:
                                                      Keystone Management,
                                                       Inc.
                                                      Keystone Software, Inc.
                                                     Former Senior Vice
                                                     President and Secretary:
                                                      Hartwell Keystone
                                                       Advisers, Inc.
                                                     Vice President and
                                                     Secretary:
                                                      Keystone Fixed Income
                                                        Advisers, Inc.

J. Kevin Kenely            Vice President            Vice President and
                           and Controller            Controller:
                                                      Keystone Investments,
                                                       Inc.
                                                      Keystone Investment
                                                       Management Company
                                                      Keystone Investment
                                                       Distributors Company

                           Position with
                           Keystone
Name                       Management, Inc.          Other Business Affiliations
----                       ------------------        ---------------------------

J. Kevin Kenely (con't)                               Keystone Institutional
                                                       Company, Inc.
                                                      Fiduciary Investment
                                                       Company, Inc.
                                                      Keystone Software, Inc.
                                                      Former Vice President
                                                       and Controller:
                                                       Hartwell Keystone
                                                        Advisers, Inc.

Michael A. Thomas          Vice President            Vice President:
                                                      Keystone Investments, Inc.

Item 29.   Principal Underwriter
           ---------------------

           Keystone Investment Distributors Company (formerly named Keystone Distributors, Inc.), which acts as Registrant's principal underwriter, also acts as principal underwriter for the following entities:


           Keystone America Hartwell Emerging Growth Fund, Inc.
           Keystone Hartwell Growth Fund
           Keystone Quality Fund (B-1)
           Keystone Diversified Bond Fund B-2)
           Keystone High Income Bond Fund (B-4)
           Keystone Balanced Fund (K-1)
           Keystone Strategic Growth Fund (K-2)
           Keystone Growth and Income Fund (S-1)
           Keystone Mid-Cap Growth Fund S-3)
           Keystone Small Company Growth Fund (S-4)
           Keystone Capital Preservation and Income Fund
           Keystone Fund for Total Return
           Keystone Global Opportunities Fund
           Keystone Government Securities Fund
           Keystone Intermediate Term Bond Fund
           Keystone International Fund Inc.
           Keystone Liquid Trust
           Keystone Omega Fund
           Keystone Precious Metals Holdings, Inc.
           Keystone State Tax Free Fund
           Keystone State Tax Free Fund - Series II
           Keystone Strategic Development Fund
           Keystone Strategic Income Fund
           Keystone Tax Free Income Fund
           Keystone Tax Exempt Trust
           Keystone Tax Free Fund
           Keystone World Bond Fund
           Keystone Fund of the Americas


        (b)For information with respect to each officer and director of Registrant's principal underwriter, see the following pages.

                           Position with
                           Keystone Investment
Name                       Distributors Company      Positions with Registrant
----                       --------------------      ---------------------------
Ralph J. Spuehler*         Director, President       None

Edward F. Godfrey*         Director, Senior Vice     Senior Vice
                           President, Treasurer      President
                           and Chief Financial
                           Officer

Rosemary D. Van Antwerp*   Director, Senior Vice     Senior Vice
                           President, General        President
                           Counsel and Secretary     and Secretary

Albert H. Elfner, III*     Director                  President

Charles W. Carr*           Senior Vice President     None

Peter M. Delehanty*        Senior Vice President     None

J. Kevin Kenely*           Vice President and        None
                           Controller

C. Kenneth Molander        Divisional Vice           None
8 King Edward Drive        President
Londenderry, NH 03053

David S. Ashe              Regional Manager and      None
32415 Beaconsfield         Vice President
Birmingham, MI  48025

David E. Achzet            Regional Vice             None
60 Lawn Avenue             President
Greenway 27
Stamford, CT  06902

William L. Carey, Jr.      Regional Vice             None
4 Treble Lane              President
Malvern, PA  19355

John W. Crites             Regional Vice             None
2769 Oakland Circle W.     President
Aurora, CO 80014

Michael S. Festa*          Vice President            None

Jeffrey M. Lundes*         Vice President            None

                           Position with
                           Keystone Investment
Name                       Distributors Company      Positions with Registrant
----                       --------------------      ---------------------------
Richard J. Fish            Regional Vice             None
309 West 90th Street       President
New York, NY  10024

Michael T. Flaherty*       Regional Vice             None
                           President

Michael E. Gathings        Regional Vice             None
245 Wicklawn Way           President
Roswell, GA  30076

Robert G. Holz, Jr.        Regional                  None
313 Meadowcrest Drive      President
Richardson, Texas 75080

Todd L. Kobrin             Regional Vice             None
20 Iron Gate               President
Metuchen, NJ 08840

Ralph H. Johnson           Regional Vice             None
345 Masters Court, #2      President
Walnut Creek, CA 94598

Paul J. McIntyre*          Regional Vice             None
                           President

Thomas E. Meloy*           Regional Vice             None
                           President

Juliana Perkins            Regional Vice             None
2348 West Adrian Street    President
Newbury Park, CA 91320

Matthew D. Twomey          Regional Vice             None
9627 Sparrow Court         President
Ellicott City, MD 21042

Mitchell I. Weiser         Regional Vice             None
7031 Ventura Court         President
Parkland, FL  33067

Welden L. Evans            Vice President            None
490 Huntcliff Green
Atlanta, GA 30350

Russell A. Haskell*        Vice President            None

                           Position with
                           Keystone Investment
Name                       Distributors Company      Positions with Registrant
----                       --------------------      ---------------------------
John M. McAllister*        Vice President            None

Gregg A. Mahalich          Vice President            None
14952 Richards Drive W.
Minnetonka, MN 55345

Robert J. Matson*          Vice President            None

Alan V. Neimi*             Vice President            None

Ronald L. Noble*           Vice President            None

Burton Robbins             Vice President            None
1586 Folkstone Terrace
Westlake Village, CA
91361

Thomas E. Ryan, III*       Vice President            None

Peter Willis*              Vice President            None

Raymond P. Ajemian*        Vice President            None

Joan M. Balchunas*         Assistant Vice            None
                           President

Jody R. Baum*              Assistant Vice            None
                           President

Thomas J. Gainey*          Assistant Vice            None
                           President

Eric S. Jeppson*           Assistant Vice            None
                           President

Julie A. Robinson*         Assistant Vice            None
                           President

Peter M. Sullivan          Assistant Vice            None
21445 Southeast 35th Way   President
Issaquah, WA  98027

*Located at 200 Berkeley Street, Boston, Massachusetts 02116-5034

Item 29(c). - Not applicable

Item 30.    Location of Accounts and Records
            --------------------------------
            200 Berkeley Street Boston, Massachusetts 02116-5034

            Keystone Investor Resource Center, Inc.
            101 Main Street
            Cambridge, Massachusetts 02142-1519

            State Street Bank and Trust Company
            1776 Heritage Drive
            Quincy, Massachusetts  02171

            Data Vault Inc.
            3431 Sharp Slot Road
            Swansea, Massachusetts  02277


Item 31.    Management Services
            -------------------
            Not applicable.


Item 32.    Undertakings
            ------------
            Upon request and without charge, Registrant hereby undertakes to furnish to each person to whom a copy of Registrant's prospectus is delivered with a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in The Commonwealth of Massachusetts, on the 19th day of December, 1995.


                                               KEYSTONE DIVERSIFIED BOND
                                               FUND (B-2)

                                               By: /s/ Rosemary D. Van Antwerp
                                                   -----------------------------
                                                   Rosemary D. Van Antwerp
                                                   Senior Vice President
                                                   and Secretary


Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registrant's Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of December, 1995.


SIGNATURES                                    TITLE
----------                                    -----
/s/ George S. Bissell                         Chairman of the Board, and
----------------------------                  Director
George S. Bissell*

/s/ Albert H. Elfner, III                     Chief Executive Officer,
----------------------------                  President, and Director
Albert H. Elfner, III*

J. Kevin Kenely                               Treasurer (Principal Financial
---------------------------                   and Accounting (Officer)
J. Kevin Kenely

                                             *By: /s/ James M. Wall
                                                  ------------------------------
                                                  James M. Wall**
                                                  Attorney-in-Fact

SIGNATURES                                   TITLE


/s/ Frederick Amling                         Director
---------------------------
Frederick Amling*

/s/ Charles A. Austin, III                   Director
---------------------------
Charles A. Austin, III*

/s/ Edwin D. Campbell                        Director
Edwin D. Campbell*

/s/ Charles F. Chapin                        Director
---------------------------
Charles F. Chapin*

/s/ K. Dun Gifford                           Director
---------------------------
K. Dun Gifford*

/s/ Leroy Keith, Jr.                         Director
---------------------------
Leroy Keith, Jr.*

/s/ F. Ray Keyser, Jr.                       Director
---------------------------
F. Ray Keyser, Jr.*

/s/ David M. Richardson                      Director
---------------------------
David M. Richardson*

/s/ Richard J. Shima                         Director
---------------------------
Richard J. Shima*

/s/ Andrew J. Simons                        Director
---------------------------
Andrew J. Simons*

                                          *By:/s/ James M. Wall
                                              ----------------------------------
                                              James M. Wall**
                                              Attorney-in-Fact

**James M. Wall, by signing his name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons and attached hereto as
  Exhibit 24(b)(19).

                               INDEX TO EXHIBITS

                                                                Page Number
                                                                In Sequential
Exhibit Number                Exhibit                           Numbering System
--------------                -------                           ----------------
     1                        Restatement of Trust, as amended

     2                        By-Laws

     4                        Specimen Stock Certificate1

     5               (A)      Investment Management Agreement
                     (B)      Investment Advisory Agreement

     6               (A)      Principal Underwriting Agreement
                     (B)      Dealers Agreement
                     (C)      Additional Underwriting Agreements

     8                        Custodian, Fund Accounting and
                              Recordkeeping Agreements,
                              Amendments to Custody Agreement

     10                       Opinion and Consent of Counsel

     11                       Independent Auditors' Consent

     14                       Model Retirement Plans2

     15                       Distribution Plan

     16                       Performance Data Schedules

     17                       Financial Data Schedules (filed as Exhibit 27)

     19                       Powers of Attorney

----------------------------------

   1Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement No. 2-10659/811-93.

   2Incorporated herein by reference to Post-Effective Amendment No. 66 to Registration Statement No. 2-10527/811-96.